UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2015

Date of reporting period: December 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

DEC    12.31.14

SEMI-ANNUAL REPORT

AB CONCENTRATED GROWTH FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

February 10, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Concentrated Growth Fund (the “Fund”), for the semi-annual reporting period ended December 31, 2014. Effective as of the close of business on February 28, 2014, the W.P. Stewart Growth Fund, Inc. (the “Predecessor Fund”) was converted into the Fund and the Predecessor Fund’s shares were converted into Advisor Class shares of the Fund. The inception date for Class A, C, R, K, I and Z shares is February 28, 2014. The inception date of the Predecessor Fund is February 28, 1994.

Effective January 20, 2015, the Fund’s name changed from AllianceBernstein to AB.

Investment Objective and Policies

The Fund’s investment objective is to earn capital gains. AllianceBernstein L.P. (the “Adviser”) seeks to achieve the Fund’s investment objective of capital gains (i.e., growth in the value of the Fund’s shares) by investing primarily in common stocks of listed U.S. companies. The Adviser employs an appraisal method that attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Fund’s Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser compares these results to the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. The Fund primarily invests in large-market capitalization companies, which the Adviser defines as companies that have market capitalizations of $5 billion or more (“large-cap”).

The Fund invests in a relatively small number of individual stocks. The Fund is considered to be “non-diversified”, which means that the securities laws do not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended (the “Code”)).

Although the Fund primarily invests in large-cap stocks, it may also invest in the stocks of mid-capitalization companies, which the Adviser defines, with respect to the Fund, as companies that have market capitalizations of $2 billion to $5 billion (“mid-cap”). Mid-cap stocks may be more volatile and less liquid than large-cap stocks.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index. Also included in the table are returns for the Fund’s peer group,

AB CONCENTRATED GROWTH FUND •	1

as represented by the Lipper Multi-Cap Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment mandates to the Fund, although some may have different investment policies and sales and management fees.

All share classes outperformed the benchmark and Lipper Average for the six-month period. For the period since inception, Classes A, C, R, K, I and Z outperformed the benchmark and the Lipper Average, while Advisor Class shares outperformed both the benchmark and Lipper Average for the 12-month period.

For the six-month period, the top contributors to absolute performance were Celgene, Zoetis, Sensata, VF Corp and Ralph Lauren. For the period since inception, contributors included Celgene, VF Corp, Apple, Sensata and Zoetis.

Portfolio returns in 2014 were disproportionately driven by the healthcare sector, as three of the top five contributors to absolute performance for the 12-month period were healthcare holdings. The top five contributors to portfolio returns were Sensata, Celgene, Allergan, Covidien and Apple. Sensata’s business is being driven by increasing sensor content in automobiles, a trend the Concentrated Growth Investment Team (the “Team”) believes will continue for the foreseeable future. Celgene has a solid portfolio of differentiated drugs, including Revlimid, which has vastly improved outcomes for those with multiple myeloma. Allergan battled with Valeant for much of 2014, before agreeing to be acquired by Actavis. Covidien agreed to be acquired by Medtronic in a friendly deal that boosted Covidien’s shares. Apple had a strong year leading up to the launch of the iPhone 6 and 6+, which incorporated significant hardware, form factor (shape), and software enhancements. Investors were also excited about the announcement of a brand new product, Apple Watch, and new ancillary services such as Apple Pay. As of year-end, the Fund continued to own Sensata, Celgene and Apple.

For the six-month period, the five largest detractors from absolute performance were FMC Technologies, Precision Castparts, Ecolab, Yum! Brands and Praxair. For the period since inception, Precision Castparts, FMC Technologies, Ecolab, Ansys and Abbott Labs were the largest detractors on an absolute basis.

Detractors to absolute performance for the 12-month period included Precision Castparts, FMC Technologies, LKQ, Verisk Analytics and ANSYS. Precision Castparts was a frustrating stock for the Team. The company’s earnings are still expected to grow for 2014, yet the valuation, or P/E ratio, contracted by approximately 25% given a modest earnings shortfall. FMC Technologies has been impacted by the slide in oil prices even though its project backlog continues to grow. Verisk saw disappointing results in its healthcare analytics business, which the Team believes the management team will correct in 2015. LKQ was a company the Team held briefly and sold at a loss, as

2	• AB CONCENTRATED GROWTH FUND

its risk of P/E compression became substantial given questions about its business strategy. Revenue growth for ANSYS was less than expected in 2014, and its shares declined. The Team believes that stronger revenue growth over the next few years will ultimately be higher than anticipated. At the end of 2014, the Fund continued to own all of these companies except LKQ, and the Team has high conviction in their future prospects.

The Fund did not utilize derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

The Team remains optimistic regarding the U.S. economy. The Team continues to believe that returns going forward will be increasingly dependent on strong revenue and earnings growth, and feels well positioned on both fronts. While equity valuations are not as attractive as they were a few years ago, the Team does not believe that they are excessive.

AB CONCENTRATED GROWTH FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s (“NAV”).

Non-diversification Risk: The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in fewer companies than a diversified investment company. This increases the risks of investing in the Fund since the performance of each stock has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB CONCENTRATED GROWTH FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2014 (unaudited)	NAV Returns
	6 Months	Since Inception*
AB Concentrated Growth Fund
Class A	8.51%	14.67%

Class C	8.11%	13.98%

Advisor Class†	8.62%	13.09%

Class R†	8.37%	14.43%

Class K†	8.51%	14.67%

Class I†	8.70%	14.95%

Class Z†	8.62%	14.87%

S&P 500 Index	6.12%	12.61%

Lipper Multi-Cap Growth Funds Average	4.44%	5.63%

*    The inception date for Class A, C, R, K, I and Z shares is 2/28/14. Performance for Advisor Class Shares is for the 12-month period. The S&P 500 Index returned 13.69% and the Lipper Average 9.10% for the 12-month period.

†      Advisor Class, Class R, K, I and Z shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 4.

(Historical Performance continued on next page)

AB CONCENTRATED GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AS OF DECEMBER 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)
Class A Shares*
Since Inception	14.67%	9.81%

Class C Shares*
Since Inception	13.98%	12.98%

Advisor Class Shares*
1 Years	13.09%	13.09%
5 Years	15.21%	15.21%
10 Years	7.66%	7.66%

Class R Shares*
Since Inception	14.43%	14.43%

Class K Shares*
Since Inception	14.67%	14.67%

Class I Shares*
Since Inception	14.95%	14.95%

Class Z Shares*
Since Inception	14.87%	14.87%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 2.38%, 3.34%, 2.06%, 2.59%, 2.38%, 1.75% and 2.05% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.24%, 1.99%, 0.99%, 1.49%, 1.24%, 0.99% and 0.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before March 1, 2016. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	The performance for Class A, C, R, K, I and Z shares prior to their inception date of 2/28/14 reflects the performance of Advisor Class shares, adjusted for differences in operating expenses. The inception date of the Advisor Class shares is 2/28/94. Advisor Class, Class R, K, I and Z shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 4.

(Historical Performance continued on next page)

6	• AB CONCENTRATED GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares*
Since Inception	9.81%

Class C Shares*
Since Inception	12.98%

Advisor Class Shares*
1 Years	13.09%
5 Years	15.21%
10 Years	7.66%

Class R Shares*
Since Inception	14.43%

Class K Shares*
Since Inception	14.67%

Class I Shares*
Since Inception	14.95%

Class Z Shares*
Since Inception	14.87%

*	The performance for Class A, C, R, K, I and Z shares prior to their inception date of 2/28/14 reflects the performance of Advisor Class shares, adjusted for differences in operating expenses. The inception date of the Advisor Class shares is 2/28/94. Advisor Class, Class R, K, I and Z shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 4.

AB CONCENTRATED GROWTH FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,085.10	$6.52	1.24%
Hypothetical**	$1,000	$1,018.95	$6.31	1.24%
Class C
Actual	$1,000	$1,081.10	$10.44	1.99%
Hypothetical**	$1,000	$1,015.17	$10.11	1.99%
Advisor Class
Actual	$1,000	$1,086.20	$5.21	0.99%
Hypothetical**	$1,000	$1,020.21	$5.04	0.99%
Class R
Actual	$1,000	$1,083.70	$7.83	1.49%
Hypothetical**	$1,000	$1,017.69	$7.58	1.49%
Class K
Actual	$1,000	$1,085.10	$6.52	1.24%
Hypothetical**	$1,000	$1,018.95	$6.31	1.24%
Class I
Actual	$1,000	$1,087.00	$5.21	0.99%
Hypothetical**	$1,000	$1,020.21	$5.04	0.99%
Class Z
Actual	$1,000	$1,086.00	$5.21	0.99%
Hypothetical**	$1,000	$1,020.00	$5.04	0.99%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB CONCENTRATED GROWTH FUND

Expense Example

PORTFOLIO SUMMARY

December 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $146.8

TEN LARGEST HOLDINGS†

December 31, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
MasterCard, Inc. – Class A	$9,993,095	6.8%
Precision Castparts Corp.	9,251,960	6.3
Ecolab, Inc.	9,196,715	6.3
Verisk Analytics, Inc. – Class A	8,756,404	6.0
Sensata Technologies Holding NV	8,592,672	5.9
Ralph Lauren Corp.	8,591,609	5.8
VF Corp.	8,543,244	5.8
Charles Schwab Corp. (The)	7,224,769	4.9
Yum! Brands, Inc.	7,188,037	4.9
Quintiles Transnational Holdings, Inc.	7,179,020	4.9
	$84,517,525	57.6%

*	All data are as of December 31, 2014. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB CONCENTRATED GROWTH FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.0%
Information Technology – 23.7%
Electronic Equipment, Instruments & Components – 4.7%
Amphenol Corp. – Class A	128,725	$6,926,692

IT Services – 10.1%
Accenture PLC – Class A	53,670	4,793,268
MasterCard, Inc. – Class A	115,983	9,993,095

		14,786,363

Software – 4.3%
ANSYS, Inc.(a)	77,681	6,369,842

Technology Hardware, Storage & Peripherals – 4.6%
Apple, Inc.	61,484	6,786,604

		34,869,501

Industrials – 22.6%
Aerospace & Defense – 6.3%
Precision Castparts Corp.	38,409	9,251,960

Electrical Equipment – 10.3%
AMETEK, Inc.	124,291	6,541,435
Sensata Technologies Holding NV(a)	163,951	8,592,672

		15,134,107

Professional Services – 6.0%
Verisk Analytics, Inc. – Class A(a)	136,712	8,756,404

		33,142,471

Health Care – 17.8%
Biotechnology – 4.8%
Celgene Corp.(a)	63,310	7,081,856

Health Care Equipment & Supplies – 3.2%
Abbott Laboratories	105,086	4,730,972

Life Sciences Tools & Services – 4.9%
Quintiles Transnational Holdings, Inc.(a)	121,947	7,179,020

Pharmaceuticals – 4.9%
Zoetis, Inc.	166,638	7,170,433

		26,162,281

Consumer Discretionary – 16.6%
Hotels, Restaurants & Leisure – 4.9%
Yum! Brands, Inc.	98,669	7,188,037

Textiles, Apparel & Luxury Goods – 11.7%
Ralph Lauren Corp.	46,401	8,591,609
VF Corp.	114,062	8,543,244

		17,134,853

		24,322,890

10	• AB CONCENTRATED GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 6.3%
Chemicals – 6.3%
Ecolab, Inc.	87,990	$9,196,715

Financials – 4.9%
Capital Markets – 4.9%
Charles Schwab Corp. (The)	239,310	7,224,769

Consumer Staples – 3.6%
Household Products – 3.6%
Colgate-Palmolive Co.	76,923	5,322,302

Energy – 3.5%
Energy Equipment & Services – 3.5%
FMC Technologies, Inc.(a)	109,135	5,111,883

Total Common Stocks (cost $129,617,823)		145,352,812

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b)(c) (cost $1,840,465)	1,840,465	1,840,465

Total Investments – 100.3% (cost $131,458,288)		147,193,277
Other assets less liabilities – (0.3)%		(406,770)

Net Assets – 100.0%		$146,786,507

(a)	Non-income producing security.

(b)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

AB CONCENTRATED GROWTH FUND •	11

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $129,617,823)	$145,352,812
Affiliated issuers (cost $1,840,465)	1,840,465
Receivable for capital stock sold	2,284,352
Dividends and interest receivable	58,257

Total assets	149,535,886

Liabilities
Payable for investment securities purchased	2,583,587
Advisory fee payable	78,109
Payable for capital stock redeemed	46,482
Administrative fee payable	10,391
Distribution fee payable	3,221
Transfer Agent fee payable	1,739
Accrued expenses and other liabilities	25,850

Total liabilities	2,749,379

Net Assets	$146,786,507

Composition of Net Assets
Capital stock, at par	$529
Additional paid-in capital	130,452,682
Accumulated net investment loss	(63,158)
Accumulated net realized gain on investment transactions	661,465
Net unrealized appreciation on investments	15,734,989

$146,786,507

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$4,577,415	165,321	$27.69	*

C	$3,342,271	121,441	$27.52

Advisor	$107,188,229	3,864,644	$27.74

R	$11,123	402.54	$27.63

K	$11,147	402.54	$27.69

I	$11,286	406.55	$27.76

Z	$31,645,036	1,140,927	$27.74

*	The maximum offering price per share for Class A shares was $28.92 which reflects a sales charge of 4.25%.

See notes to financial statements.

12	• AB CONCENTRATED GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2014 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$413,823
Affiliated issuers	678	$414,501

Expenses
Advisory fee (see Note B)	379,542
Distribution fee — Class A	2,082
Distribution fee — Class C	5,850
Distribution fee — Class R	27
Distribution fee — Class K	14
Transfer agency — Class A	171
Transfer agency — Class C	129
Transfer agency — Advisor Class	8,154
Transfer agency — Class R	3
Transfer agency — Class K	3
Transfer agency — Class I	1,822
Transfer agency — Class Z	988
Custodian	47,129
Administrative	30,403
Registration fees	15,371
Audit and tax	13,114
Legal	13,164
Printing	3,521
Directors’ fees	3,061
Miscellaneous	3,213

Total expenses	527,761
Less: expenses waived and reimbursed by the Adviser (see Note B)	(50,102)	(196,496)

Net expenses		477,659

Net investment loss		(63,158)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		2,670,172
Net change in unrealized appreciation/depreciation of investments		6,029,936

Net gain on investment transactions		8,700,108

Net Increase in Net Assets from Operations		$8,636,950

See notes to financial statements.

AB CONCENTRATED GROWTH FUND •	13

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2014 (unaudited)	Six Months Ended June 30, 2014*		Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(63,158)	$(17,575)		$(29,285)
Net realized gain on investment transactions	2,670,172	1,677,029		2,394,912
Net change in unrealized appreciation/depreciation of investments	6,029,936	1,117,374		4,287,253

Net increase in net assets from operations	8,636,950	2,776,828		6,652,880
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(96,573)	– 0	–	– 0	–
Class C	(80,799)	– 0	–	– 0	–
Advisor Class	(2,366,806)	(530,359)		– 0	–
Class R	(317)	– 0	–	– 0	–
Class K	(317)	– 0	–	– 0	–
Class I	(320)	– 0	–	– 0	–
Class Z	(874,981)	– 0	–	– 0	–
Capital Stock Transactions
Net increase	78,461,789	35,691,068		84,245

Total increase	83,678,626	37,937,537		6,737,125
Net Assets
Beginning of period	63,107,881	25,170,344		18,433,219

End of period (including accumulated net investment loss of ($63,158) and ($0), respectively)	$146,786,507	$63,107,881		$25,170,344

*	The Predecessor Fund changed its fiscal year end from December 31 to June 30.

See notes to financial statements.

14	• AB CONCENTRATED GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 24 portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select U.S. Equity Portfolio, AB Dynamic All Market Fund Portfolio, AB Select U.S. Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB Small Cap Value Portfolio and AB All Market Income Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio and AB Select U.S. Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Fund commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 19, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated Growth Fund (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Concentrated Growth Fund. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B shares are not currently offered. As of December 31, 2014 AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class,

AB CONCENTRATED GROWTH FUND •	15

Notes to Financial Statements

Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the “Predecessor Fund” Board of Trustees and shareholders, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund as of the close of business on February 28, 2014 (the “Reorganization”). As part of the Reorganization, shareholders of the Predecessor Fund received Advisor Class shares of the Fund, in an amount equal to the aggregate net asset value of his or her investment in the Predecessor Fund as of February 28, 2014. The event was a tax-free event to shareholders. The Predecessor Fund was the accounting survivor in the Reorganization and as such, the financial statements and the Advisor Class financial highlights reflect the financial information of the Predecessor Fund through February 28, 2014.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations avail-

16	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

able for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

AB CONCENTRATED GROWTH FUND •	17

Notes to Financial Statements

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2014:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$145,352,812		$	– 0	–	$	– 0	–	$145,352,812
Short-Term Investments	1,840,465			– 0	–		– 0	–	1,840,465

Total Investments in Securities	147,193,277			– 0	–		– 0	–	147,193,277
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$147,193,277		$	– 0	–	$	– 0	–	$147,193,277

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

18	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of divi-

AB CONCENTRATED GROWTH FUND •	19

Notes to Financial Statements

dends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent,

20	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Redemption Fees

Prior to the Reorganization, the Predecessor Fund imposed a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the period from January 1, 2014 through February 28, 2014, there were no redemption fees imposed. For the years ended December 31, 2013 and December 31, 2012, the Predecessor Fund received $1 and $9 in redemption fees, respectively.

9. Change of Fiscal Year End

The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is June 30. Accordingly, the statement of changes in net assets and the Advisor Class financial highlights include the six months from January 1, 2014 to June 30, 2014.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive .20% of the management fee until March 1, 2016. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until March 1, 2016 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days’ notice to the Fund prior to that date. Prior to September 18, 2013, the Predecessor Fund’s Adviser, WPS Advisors, Inc., agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.23% of daily net assets. For the six months ended December 31, 2014 and six months ended June 30, 2014, such waiver/reimbursement amounted to $50,102 and $157,022, respectively.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2014, the reimbursement for such services amounted to $30,403. For the six months ended June 30, 2014, the Adviser voluntarily agreed to waive such services in the amount of $39,474.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Prior to the

AB CONCENTRATED GROWTH FUND •	21

Notes to Financial Statements

Reorganization, UMB Fund Services, Inc. was the Transfer Agent. Such compensation retained by ABIS amounted to $11,508 for the six months ended December 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,813 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2014.

The Fund may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2014 is as follows:

Market Value June 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2014 (000)	Dividend Income (000)
$ 1,205	$38,130	$37,495	$1,840	$1

Brokerage commissions paid on investment transactions for the six months ended December 31, 2014 amounted to $25,403, of which $175 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $26,837, $-0- and $-0- for Class C, Class R and Class K shares, respectively. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Prior to the Reorganization, IMST Distributors, LLC was the Distributor. While such costs

22	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding
U.S. government securities)	$83,480,462		$8,721,931
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$16,322,188
Gross unrealized depreciation	(587,199)

Net unrealized appreciation	$15,734,989

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended December 31, 2014.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AB CONCENTRATED GROWTH FUND •	23

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares						Amount
	Six Months Ended December 31, 2014 (unaudited)		Six Months Ended June 30, 2014(a)		Year Ended December 31, 2013		Six Months Ended December 31, 2014 (unaudited)			Six Months Ended June 30, 2014(a)		Year Ended December 31, 2013

Class A(b)
Shares sold	168,236		2,131		– 0	–		$4,614,691		$53,848		$	– 0	–

Shares issued in reinvestment of distributions	3,253		– 0	–	– 0	–		88,182		– 0	–		– 0	–

Shares redeemed	(8,299)		– 0	–	– 0	–		(223,162)		– 0	–		– 0	–

Net increase	163,190		2,131		– 0	–		$4,479,711		$53,848		$	– 0	–

Class C(b)
Shares sold	118,198		1,778		– 0	–		$3,205,944		$45,003		$	– 0	–

Shares issued in reinvestment of distributions	2,443		– 0	–	– 0	–		65,852		– 0	–		– 0	–

Shares redeemed	(978)		– 0	–	– 0	–		(26,888)		– 0	–		– 0	–

Net increase	119,663		1,778		– 0	–		$3,244,908		$45,003		$	– 0	–

Advisor Class
Shares sold	2,507,558		457,344		127,846			$67,924,086		$11,567,152			$2,908,271

Shares issued in reinvestment of distributions	85,402		20,856		– 0	–		2,318,665		514,729			– 0	–

Shares redeemed	(122,265)		(59,929)		(127,117)			(3,300,018)		(1,529,676)			(2,824,026)

Net increase	2,470,695		418,271		729			$66,942,733		$10,552,205			$84,245

Class R(b)
Shares sold	– 0	–	403		– 0	–	$	– 0	–	$10,003		$	– 0	–

Net increase	– 0	–	403		– 0	–	$	– 0	–	$10,003		$	– 0	–

Class K(b)
Shares sold	– 0	–	403		– 0	–	$	– 0	–	$10,003		$	– 0	–

Net increase	– 0	–	403		– 0	–	$	– 0	–	$10,003		$	– 0	–

Class I(b)
Shares sold	– 0	–	1,002,406		– 0	–	$	– 0	–	$25,010,003		$	– 0	–

Shares redeemed	(1,002,000)		– 0	–	– 0	–		(27,484,860)		– 0	–		– 0	–

Net increase (decrease)	(1,002,000)		1,002,406		– 0	–		$(27,484,860)		$25,010,003		$	– 0	–

Class Z(b)
Shares sold	1,109,979		403		–0	–		$30,449,994		$10,003		$	– 0	–

Shares issued in reinvestment of distributions	30,545		– 0	–	–0	–		829,303		– 0	–		– 0	–

Net increase	1,140,524		403		–0	–		$31,279,297		$10,003		$	– 0	–

(a)	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is June 30.
(b)	Commenced distribution on February 28, 2014.

24	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund was included as a part of the Facility on July 10, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended June 30, 2014 was as follows:

2014
Distributions paid from:
Long-term capital gain	$530,359

Total taxable distributions paid	$530,359

There were no distributions paid by the Predecessor Fund during the fiscal periods ended December 31, 2013 and December 31, 2012.

AB CONCENTRATED GROWTH FUND •	25

Notes to Financial Statements

As of June 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$791,719
Accumulated capital and other losses	685,152
Unrealized appreciation/(depreciation)	9,639,588	(a)

Total accumulated earnings/(deficit)	$11,116,459

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2014, the Fund did not have any capital loss carryforwards.

NOTE I

Merger and Reorganization

At a meeting held on November 11, 2013, the Board, on behalf of the Fund, and the Board of Trustees of the Predecessor Fund, approved the Reorganization Agreement providing for the tax-free acquisition by the Fund of the assets and liabilities of the Predecessor Fund. The acquisition was completed at the close of business February 28, 2014.

Predecessor Fund*/The Fund	Exchanged shares of Fund issued	Value of exchanged shares	Predecessor Fund’s shares outstanding as of February 28, 2014
W.P. Stewart & Co. Growth Fund/ AllianceBernstein Concentrated Growth Fund	992,399	$24,658,202	992,399

*	Represents the accounting survivor.

Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor Fund’s shares were transferred in exchange for the Fund’s Advisor Class shares, in a tax-free exchange as follows:

Predecessor Fund*/The Fund	The Fund’s aggregate net assets before the Reorganization	The Predecessor Fund’s aggregate net assets before the Reorganization	The Predecessor Fund’s unrealized appreciation	The Fund’s aggregate net assets immediately after the Reorganization
W.P. Stewart & Co. Growth Fund/ AllianceBernstein Concentrated Growth Fund	-	$24,658,202	$8,018,218	$24,658,202

*	Represents the accounting survivor.

26	• AB CONCENTRATED GROWTH FUND

Notes to Financial Statements

NOTE J

Stock Split

The Predecessor Fund had a 10 for 1 stock split with ex and payable dates of May 2, 2011, to shareholders of record as of April 29, 2011. This resulted in an increase in shares outstanding from 106,689 to 1,066,895 and a decrease in net asset value from $167.21 to $16.72.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB CONCENTRATED GROWTH FUND •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2014 (unaudited)	February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 26.26	$ 24.85

Income From Investment Operations
Net investment loss(b)(c)	(.04)	(.01)
Net realized and unrealized gain on investment transactions	2.26	1.42

Net increase in net asset value from operations	2.22	1.41

Distributions from net realized gain on investment transactions	(.79)	– 0	–

Net asset value, end of period	$ 27.69	$ 26.26

Total Return
Total investment return based on net asset value(d)	8.51%	5.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,578	$56
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.24%	1.24%
Expenses, before waivers/reimbursements^	1.37%	2.58%
Net investment loss(c)^	(.32)%	(.20)%
Portfolio turnover rate	9%	17%

See footnote summary on page 34.

28	• AB CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2014 (unaudited)	February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 26.20	$ 24.85

Income From Investment Operations
Net investment loss(b)(c)	(.16)	(.05)
Net realized and unrealized gain on investment transactions	2.27	1.40

Net increase in net asset value from operations	2.11	1.35

Distributions from net realized gain on investment transactions	(.79)	– 0	–

Net asset value, end of period	$ 27.52	$ 26.20

Total Return
Total investment return based on net asset value(d)	8.11%	5.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,343	$47
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.99%	1.99%
Expenses, before waivers/reimbursements^	2.11%	3.54%
Net investment loss(c)^	(1.15)%	(.93)%
Portfolio turnover rate	9%	17%

See footnote summary on page 34.

AB CONCENTRATED GROWTH FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2014 (unaudited)	Six Months Ended June 30, 2014(e)	Year Ended December 31,
2013	2012	2011	2010

Net asset value, beginning of period	$ 26.28	$ 25.80	$ 18.91	$ 16.32	$ 16.19	(f)	$ 14.41	(f)

Income From Investment Operations
Net investment loss(b)(c)	(.02)	(.01)	(.03)	(.06)	(.07)	(.05)
Net realized and unrealized gain on investment transactions	2.27	1.04	6.92	2.65	.20	1.87

Net increase in net asset value from operations	2.25	1.03	6.89	2.59	.13	1.82

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	(.55)	– 0	–	– 0	–	– 0	–	(.04)
Redemption Fees	– 0	–	– 0	–	.00	(g)	.00	(g)	.00	(g)	.00	(g)

Net asset value, end of period	$ 27.74	$ 26.28	$ 25.80	$ 18.91	$ 16.32	$ 16.19

Total Return
Total investment return based on net asset value(d)	8.62%	4.11%	36.44%	15.87%	.82%	12.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$107,188	$36,630	$25,170	$18,433	$16,557	$18,401
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.99	%^	1.06	%^	1.23%	1.23%	1.32%	1.49%
Expenses, before waivers/ reimbursements	1.10	%^	2.26	%^	1.90%	1.93%	2.01%	1.94%
Net investment loss(c)	(.12	)%^	(.06	)%^	(.14)%	(.30)%	(.42)%	(.37)%
Portfolio turnover rate	9%	17%	42%	34%	37%	27%

See footnote summary on page 34.

30	• AB CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2014 (unaudited)	February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 26.24	$ 24.85

Income From Investment Operations
Net investment loss(b)(c)	(.08)	(.03)
Net realized and unrealized gain on investment transactions	2.26	1.42

Net increase in net asset value from operations	2.18	1.39

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	– 0	–

Net asset value, end of period	$ 27.63	$ 26.24

Total Return
Total investment return based on net asset value(d)	8.37%	5.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.49%	1.49%
Expenses, before waivers/reimbursements^	1.64%	2.79%
Net investment loss(c)^	(.62)%	(.41)%
Portfolio turnover rate	9%	17%

See footnote summary on page 34.

AB CONCENTRATED GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2014 (unaudited)	February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 26.26	$ 24.85

Income From Investment Operations
Net investment loss(b)(c)	(.05)	(.01)
Net realized and unrealized gain on investment transactions	2.27	1.42

Net increase in net asset value from operations	2.22	1.41

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	– 0	–

Net asset value, end of period	$ 27.69	$ 26.26

Total Return
Total investment return based on net asset value(d)	8.51%	5.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.24%	1.24%
Expenses, before waivers/reimbursements^	1.35%	2.58%
Net investment loss(c)^	(.36)%	(.15)%
Portfolio turnover rate	9%	17%

See footnote summary on page 34.

32	• AB CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2014 (unaudited)	February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 26.28	$ 24.85

Income From Investment Operations
Net investment loss(b)(c)	(.01)	(.02)
Net realized and unrealized gain on investment transactions	2.28	1.45

Net increase in net asset value from operations	2.27	1.43

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	– 0	–

Net asset value, end of period	$ 27.76	$ 26.28

Total Return
Total investment return based on net asset value(d)	8.70%	5.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$26,344
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.99%	.99%
Expenses, before waivers/reimbursements^	1.09%	1.95%
Net investment loss(c)^	(.07)%	(.27)%
Portfolio turnover rate	9%	17%

See footnote summary on page 34.

AB CONCENTRATED GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended December 31, 2014 (unaudited)	February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 26.28	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	(.03)	.01
Net realized and unrealized gain on investment transactions	2.28	1.42

Net increase in net asset value from operations	2.25	1.43

Less: Distributions
Distributions from net realized gain on investment transactions	(.79)	– 0	–

Net asset value, end of period	$ 27.74	$ 26.28

Total Return
Total investment return based on net asset value(d)	8.62%	5.75%
Ratios/Supplemental Data
Net assets, end of period (000‘s omitted)	$31,645	$11
Ratio to average net assets of:
Expenses, before waivers^	.99%	.99%
Expenses, net of waivers^	1.10%	2.25%
Net investment income (loss)(c)^	(.19)%	.09%
Portfolio turnover rate	9%	17%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The Predecessor fund changed its fiscal year end from December 31 to June 30.

(f)	The Predecessor Fund had a 10-1 stock split with ex and payable dates of May 2, 2011 (See Note J). The per share table has been adjusted for the earlier periods presented to reflect the stock split.

(g)	Amount is less than $.005.

^	Annualized.

See notes to financial statements.

34	• AB CONCENTRATED GROWTH FUND

Financial Highlights

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer James Tierney(2) , Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by Mr. James Tierney.

AB CONCENTRATED GROWTH FUND •	35

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Concentrated Growth Fund (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is to earn capital gains. The Portfolio invests primarily in common stocks of listed U.S. companies with large market capitalizations of $5 billion or more. The Portfolio invests in a relatively small number of individual stocks, and is not a diversified investment company as defined in the 40 Act. The Adviser proposed the S&P 500 Index to be the primary benchmark for the Portfolio. The Adviser expects Lipper, Inc. (“Lipper”) to place the Portfolio in its Multi-Cap Growth category and Morningstar to place the Portfolio in its Large-Cap Growth category.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

1	The information in the fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.
2	Future references to the Portfolio do not include “AllianceBernstein.”

36	• AB CONCENTRATED GROWTH FUND

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Concentrated Growth Fund	1.00% of average daily net assets

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio’s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the Portfolio commences operations. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses within a three year period after the Portfolio commences operations to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed their expense caps and that the aggregate reimbursements do not exceed the offering expenses.4

3	Jones v. Harris at 1427.
4	Offering expenses consist principally of the legal, accounting and federal and states securities registration fees paid by the Portfolio.

AB CONCENTRATED GROWTH FUND •	37

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[5]	Fiscal Year End
Concentrated Growth Fund	Advisor	1.23%	1.40%	June 30
	Class A	1.53%	1.70%
	Class C	2.23%	2.40%
	Class R	1.73%	1.90%
	Class K	1.48%	1.65%
	Class I	1.23%	1.40%
	Class Z	1.23%	1.40%
	Class 1	1.33%	1.50%
	Class 2	1.23%	1.40%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing such services. Managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar

5	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

38	• AB CONCENTRATED GROWTH FUND

investment style as the Portfolio.6 However, the Adviser has indicated that is has not finalized the investment advisory fee it planned to charge its institutional clients when a U.S. Concentrated Growth service becomes available for institutional clients.

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser intends on launching a new Luxembourg fund that will have a substantially similar investment style as Concentrated Growth Fund. The investment advisory fee contemplated for the new Luxembourg fund is set forth in the table below:

Portfolio	Luxembourg Fund	Fee[7]
Concentrated Growth	AB Concentrated Growth – US
Fund[8]	Class A	1.80%
	Class I (Institutional)	1.00%

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.
7	The distribution cost for the Class A shares of a Luxembourg fund managed by the Adviser is generally 0.80%.
8	WPS Advisors, Inc. currently manages a USD$540 million Luxembourg fund, W.P. Stewart Holdings Fund, which is more concentrated than Concentrated Growth Fund and borrows to create leverage exposure at certain times. The investment advisory fee charged to W.P. Stewart Holdings Fund is 0.30% plus a performance fee equal to 10% of increase in NAV from the previous year.
9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

AB CONCENTRATED GROWTH FUND •	39

Lipper Expense Group (“EG”)10 and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds. The original EG Portfolio had an insufficient number of peers. Consequently, Lipper expanded these Portfolio’s EGs to include peers that have a similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Concentrated Growth Fund[13]	1.000	0.834	10/14

Since Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, that Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.14 The Portfolio’s total expense ratio ranking is also shown.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.
11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.
12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.
13	The Portfolio’s EG consists of the Portfolio, four other Multi-Cap Growth Funds (“MLGE”) and nine Large Cap Growth Funds (“LCGE”). The EG was limited to only funds with a top 10 holding concentration of 40% or greater.
14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

40	• AB CONCENTRATED GROWTH FUND

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Concentrated Growth Fund[16]	1.530	1.249	13/14	1.290	25/33

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide brokerage, transfer agent and distribution related services to the Portfolio and will receive brokerage commissions, transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

15	Projected total expense ratio information pertains to the Portfolio’s Class A shares.
16	The Portfolio’s EU consists of the Portfolio, the EG and all other MLGE and LCGE funds with a top 10 holdings concentration of 40% or greater.

AB CONCENTRATED GROWTH FUND •	41

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser will disclose in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.
18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

42	• AB CONCENTRATED GROWTH FUND

comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

The Senior Officer recommended that the Directors consider asking the Adviser to consider reducing the proposed advisory fee for the Portfolio, address the Portfolio’s high total expenses and add breakpoints to the Portfolio’s advisory fee schedule.20 This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.
20	On March 12, 2014, the Adviser advised the Board of Directors, it would waive 20 basis points of its investment advisory fee for two years, from March 1, 2014 until March 1, 2016. Consequently, the investment advisory fee will be 80 basis points for the initial two year period.

AB CONCENTRATED GROWTH FUND •	43

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select Retirement Allocation Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

44	• AB CONCENTRATED GROWTH FUND

AB Family of Funds

AB CONCENTRATED GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CG-0152-1214

DEC    12.31.14

SEMI-ANNUAL REPORT

AB EMERGING MARKETS GROWTH PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 13, 2014†	Ending Account Value December 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$945.00	$2.17	1.70%
Hypothetical**	$1,000	$1016.64	$8.64	1.70%
Class C
Actual	$1,000	$944.00	$3.13	2.45%
Hypothetical**	$1,000	$1012.85	$12.43	2.45%
Advisor Class
Actual	$1,000	$946.00	$1.86	1.45%
Hypothetical**	$1,000	$1017.90	$7.38	1.45%

†	Commencement of operations.

*	Actual expenses paid are based on the period from November 13, 2014 (commencement of operations) and are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period multiplied by 48/365 (to reflect the since inception period). Hypothetical expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB EMERGING MARKETS GROWTH PORTFOLIO •	1

Expense Example

PORTFOLIO SUMMARY

December 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4.7

*	All data are as of December 31, 2014. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 2.6% or less in the following countries: Cambodia, Colombia, France, Malaysia, Peru, Sri Lanka, Thailand and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2	• AB EMERGING MARKETS GROWTH PORTFOLIO

Portfolio Summary

TEN LARGEST HOLDINGS*

December 31, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	$277,545	5.9%
Naspers Ltd. – Class N	234,003	4.9
Cie Financiere Richemont SA	158,307	3.3
Housing Development Finance Corp. Ltd.	147,213	3.1
HDFC Bank Ltd. (ADR)	147,175	3.1
AIA Group Ltd.	146,202	3.1
British American Tobacco PLC	140,842	3.0
Global Logistic Properties Ltd.	136,101	2.9
Tata Consultancy Services Ltd.	126,919	2.7
Yum! Brands, Inc.	123,918	2.6
	$1,638,225	34.6%

*	Long-term investments.

AB EMERGING MARKETS GROWTH PORTFOLIO •	3

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 78.9%
Financials – 24.6%
Banks – 12.6%
Axis Bank Ltd. (GDR)	1,970	$76,830
Banco Davivienda SA (Preference Shares)	4,967	58,730
Bank Mandiri Persero Tbk PT	58,000	50,439
China Construction Bank Corp. – Class H	68,000	55,367
Credicorp Ltd.	466	74,644
HDFC Bank Ltd. (ADR)	2,900	147,175
Industrial & Commercial Bank of China Ltd. – Class H	115,000	83,972
Kasikornbank PCL	6,900	47,722

		594,879

Diversified Financial Services – 2.3%
Cielo SA	3,400	53,298
Premium Leisure Corp.(a)	1,147,000	54,507

		107,805

Insurance – 5.1%
AIA Group Ltd.	26,600	146,202
BB Seguridade Participacoes SA	8,000	96,787

		242,989

Real Estate Management & Development – 4.6%
Ayala Land, Inc.	110,200	82,174
Global Logistic Properties Ltd.	73,000	136,101

		218,275

		1,163,948

Consumer Discretionary – 23.4%
Diversified Consumer Services – 5.0%
Estacio Participacoes SA	8,700	77,960
Kroton Educacional SA	11,600	67,640
New Oriental Education & Technology Group, Inc. (ADR)(a)	1,145	23,370
TAL Education Group (ADR)(a)	2,336	65,618

		234,588

Hotels, Restaurants & Leisure – 4.7%
Galaxy Entertainment Group Ltd.	4,000	22,227
Melco International Development Ltd.	16,000	35,067
NagaCorp Ltd.	32,000	26,077
Sands China Ltd.	2,800	13,648
Yum! Brands, Inc.	1,701	123,918

		220,937

Internet & Catalog Retail – 1.3%
JD.com, Inc. (ADR)(a)	969	22,423
Vipshop Holdings Ltd. (ADR)(a)	2,037	39,803

		62,226

Media – 5.8%
Naspers Ltd. – Class N	1,809	234,003

4	• AB EMERGING MARKETS GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Surya Citra Media Tbk PT	142,500	$40,214

		274,217

Multiline Retail – 1.6%
Matahari Department Store Tbk PT	63,500	76,515

Textiles, Apparel & Luxury Goods – 5.0%
Cie Financiere Richemont SA	17,513	158,307
Eclat Textile Co., Ltd.	8,000	80,403

		238,710

		1,107,193

Information Technology – 11.8%
Internet Software & Services – 3.8%
Alibaba Group Holding Ltd. (ADR)(a)	219	22,763
Baidu, Inc. (Sponsored ADR)(a)	500	113,985
Tencent Holdings Ltd.	3,000	43,406

		180,154

Semiconductors & Semiconductor Equipment – 8.0%
SK Hynix, Inc.(a)	2,294	98,035
Taiwan Semiconductor Manufacturing Co., Ltd.	63,000	277,545

		375,580

		555,734

Consumer Staples – 9.4%
Food & Staples Retailing – 4.6%
7-Eleven Malaysia Holdings Bhd(a)	50,400	21,621
Lenta Ltd. (GDR)(a)	8,334	56,338
Magnit PJSC (Sponsored GDR)	1,683	76,060
Olam International Ltd.	43,000	65,256

		219,275

Food Products – 0.5%
Universal Robina Corp.	5,410	23,587

Tobacco – 4.3%
British American Tobacco PLC	2,599	140,842
KT&G Corp.(a)	876	60,824

		201,666

		444,528

Industrials – 5.7%
Commercial Services & Supplies – 1.5%
Edenred	2,446	67,647

Construction & Engineering – 1.4%
Larsen & Toubro Ltd. (GDR)	2,840	65,836

Industrial Conglomerates – 2.0%
Alliance Global Group, Inc.	88,100	44,009
SM Investments Corp.	2,830	51,135

		95,144

AB EMERGING MARKETS GROWTH PORTFOLIO •	5

Portfolio of Investments

Company	Shares	U.S. $ Value

Professional Services – 0.8%
51job, Inc. (ADR)(a)	1,084	$38,861

		267,488

Telecommunication Services – 2.2%
Wireless Telecommunication Services – 2.2%
Tower Bersama Infrastructure Tbk PT	135,500	105,977

Materials – 1.8%
Construction Materials – 1.8%
Cemex Latam Holdings SA(a)	5,844	39,346
Grasim Industries Ltd. (GDR)	854	45,797

		85,143

Total Common Stocks (cost $3,935,636)		3,730,011

WARRANTS – 18.5%
Information Technology – 5.4%
IT Services – 4.7%
HCL Technologies Ltd., Macquarie Bank Ltd., expiring 9/09/16(a)	3,820	97,212
Tata Consultancy Services Ltd., Macquarie Bank Ltd., expiring 12/12/16(a)	3,120	126,919

		224,131

Internet Software & Services – 0.7%
Just Dial Ltd., Merrill Lynch Intl & Co., expiring 2/06/19(a)	1,540	33,217

		257,348

Financials – 4.8%
Thrifts & Mortgage Finance – 3.1%
Housing Development Finance Corp. Ltd., JPMorgan Structured Products, expiring 5/05/16(a)	8,190	147,213

Consumer Finance – 1.7%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(a)	7,890	23,972
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/30/19(a)	3,030	53,372

		77,344

		224,557

Health Care – 3.6%
Pharmaceuticals – 3.6%
Lupin Ltd., Deutsche Bank AG London, expiring 2/20/17(a)	2,670	60,532
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	8,350	109,558

		170,090

6	• AB EMERGING MARKETS GROWTH PORTFOLIO

Portfolio of Investments

Company		Shares	U.S. $ Value

Industrials – 3.1%
Construction & Engineering – 1.0%
IRB Infrastructure Developers Ltd., Deutsche Bank AG London, expiring 2/12/18(a)		11,240	$47,079

Industrial Conglomerates – 1.5%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)		38,040	72,512

Electrical Equipment – 0.6%
Amara Raja Batteries Ltd., Deutsche Bank AG London, expiring 3/14/18(a)		2,200	28,730

			148,321

Consumer Discretionary – 1.6%
Textiles, Apparel & Luxury Goods – 1.6%
Titan Co., Ltd., JPMorgan Structured Products, expiring 8/24/16(a)		12,380	74,981

Total Warrants (cost $916,758)			875,297

SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.6%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b)(c) (cost $123,117)		123,117	123,117

		Principal Amount (000)
Time Deposits – 0.1%
BBH, Grand Cayman (0.08)%, 1/02/15	EUR	2	1,891
0.005%, 1/02/15	SGD	1	873
0.005%, 1/02/15	HKD	10	1,336
0.031%, 1/02/15	GBP	1	890
3.75%, 1/02/15	ZAR	10	833

Total Time Deposits (cost $5,898)			5,823

Total Investments – 100.1% (cost $4,981,409)			4,734,248
Other assets less liabilities – (0.1)%			(6,041)

Net Assets – 100.0%			$4,728,207

AB EMERGING MARKETS GROWTH PORTFOLIO •	7

Portfolio of Investments

(a)	Non-income producing security.

(b)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

PJSC – Public Joint Stock Company

See notes to financial statements.

8	• AB EMERGING MARKETS GROWTH PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,858,292)	$4,611,131
Affiliated issuers (cost $123,117)	123,117
Foreign currencies, at value (cost $1)	1
Unamortized offering expense	39,950
Receivable from Adviser	17,219
Receivable for investment securities sold	11,737
Dividends receivable	766

Total assets	4,803,921

Liabilities
Offering expenses payable	46,000
Audit and tax fee payable	9,579
Custody fee payable	8,004
Legal fee payable	5,326
Miscellaneous fee payable	4,392
Transfer Agent fee payable	181
Distribution fee payable	10
Accrued expenses and other liabilities	2,222

Total Liabilities	75,714

Net Assets	$4,728,207

Composition of Net Assets
Capital stock, at par	$50
Additional paid-in capital	4,999,950
Accumulated net investment loss	(8,121)
Accumulated net realized loss on investment and foreign currency transactions	(16,511)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(247,161)

$4,728,207

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$9,453	1,000	$9.45	*

C	$9,444	1,000	$9.44

Advisor	$4,709,310	498,000	$9.46

*	The maximum offering price per share for Class A shares was $9.87 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB EMERGING MARKETS GROWTH PORTFOLIO •	9

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Period from November 13, 2014* to December 31, 2014 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $140)	$1,081
Affiliated issuers	15
Interest	51	$1,147

Expenses
Advisory fee (see Note B)	7,497
Distribution fee—Class A	3
Distribution fee—Class C	13
Transfer agency—Advisor Class	187
Transfer agency—Class A	1
Transfer agency—Class C	1
Administrative	15,353
Audit and tax	9,579
Custodian	8,004
Amortization of offering expenses	6,050
Legal	5,326
Printing	1,446
Directors’ fees	776
Miscellaneous	4,393

Total expenses	58,629
Less: expenses waived and reimbursed by the Adviser (see Note B)	(49,361)

Net expenses		9,268

Net investment loss		(8,121)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(17,584)
Foreign currency transactions		1,073
Net change in unrealized appreciation/depreciation on:
Investment transactions		(247,161)

Net loss on investment and foreign currency transactions		(263,672)

Net Decrease in Net Assets from Operations		$(271,793)

*	Commencement of Operations.

See notes to financial statements.

10	• AB EMERGING MARKETS GROWTH PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	November 13, 2014* to December 31, 2014 (unaudited)
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(8,121)
Net realized loss on investment and foreign currency transactions	(16,511)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(247,161)

Net increase in net assets from operations	(271,793)
Capital Stock Transactions
Net increase	5,000,000

Total increase	4,728,207

Net Assets
Beginning of period	– 0	–

End of period (including accumulated net investment losses of $(8,121))	$4,728,207

*	Commencement of Operations.

See notes to financial statements.

AB EMERGING MARKETS GROWTH PORTFOLIO •	11

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 24 portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio (formerly Dynamic All Market Portfolio), AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Small Cap Value Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund and AB All Market Income Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio and AB Select US Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Portfolio commenced operations on July 31, 2014. AB Long/Short Multi-Manager Alternative Strategies Portfolio commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund commenced operations on December 15, 2014. AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income commenced operations on December 18, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Growth Portfolio (the “Portfolio”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Emerging Markets Growth Portfolio. The Portfolio has authorized issuance of Class A, Class C, Class I, Class K, Class R, Class Z, Class 1, Class 2 and Advisor Class shares. Class I, Class K, Class R, Class Z, Class 1 and Class 2 shares are not currently being offered. As of December 31, 2014, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on

12	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All three classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AB L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original tern to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in

AB EMERGING MARKETS GROWTH PORTFOLIO •	13

Notes to Financial Statements

interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

14	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2014:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$507,464		$656,484		$	– 0	–	$1,163,948
Consumer Discretionary	420,732		686,461			– 0	–	1,107,193
Information Technology	136,748		418,986			– 0	–	555,734
Consumer Staples	77,959		366,569			– 0	–	444,528
Industrials	38,861		228,627			– 0	–	267,488
Telecommunication Services	– 0	–	105,977			– 0	–	105,977
Materials	39,346		45,797			– 0	–	85,143
Warrants	– 0	–	875,297			– 0	–	875,297
Short-Term Investments:
Investment Companies	123,117		– 0	–		– 0	–	123,117
Time Deposits	– 0	–	5,823			– 0	–	5,823

Total Investments in Securities	1,344,227		3,390,021			– 0	–	4,734,248
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$1,344,227		$3,390,021		$	– 0	–	$4,734,248

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

AB EMERGING MARKETS GROWTH PORTFOLIO •	15

Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

16	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

AB EMERGING MARKETS GROWTH PORTFOLIO •	17

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $46,000 have been deferred and amortized on a straight line basis over a one year period from November 13, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of 1.175% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.70%, 2.45% and 1.45% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively (the “Expense Caps”).

Under the agreement, any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the net fee percentages set forth in the preceding paragraph. This fee waiver and/or expense reimbursement agreement may not be terminated before October 22, 2015. For the period ended December 31, 2014, such reimbursements/waivers amounted to $34,008.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended December 31, 2014, the Adviser voluntarily agreed to waive such fees in the amount of $15,353.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,509 for the period ended December 31, 2014.

18	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained no front-end sales charges from the sale of Class A shares nor received any contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended December 31, 2014.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended December 31, 2014 is as follows:

Market Value November 13, 2014* (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2014 (000)	Dividend Income (000)
$ – 0 –	$5,115	$4,992	$123	$	– 0	–**

*	Commencement of operations.

**	Amount is less than $500.

Brokerage commissions paid on investment transactions for the period ended December 31, 2014, amounted to $4,220, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $-0- for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of

AB EMERGING MARKETS GROWTH PORTFOLIO •	19

Notes to Financial Statements

unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$4,999,119		$129,140
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Gross unrealized appreciation	$46,081
Gross unrealized depreciation	(293,242)

Net unrealized appreciation	$(247,161)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivative transactions for the period ended December 31, 2014.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

20	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	November 13, 2014* to December 31, 2014 (unaudited)	November 13, 2014* to December 31, 2014 (unaudited)

Class A
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class C
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Advisor Class
Shares sold	498,000	$4,980,000

Net increase	498,000	$4,980,000

*	Commencement of Operations.

At December 31, 2014, the Adviser owned 100% of the Portfolio’s outstanding shares.

NOTE F

Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

AB EMERGING MARKETS GROWTH PORTFOLIO •	21

Notes to Financial Statements

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Tax Information

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These capital loss carryforwards will retain their character as either short-term or long-term capital losses.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

22	• AB EMERGING MARKETS GROWTH PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
November 13, 2014(a) to December 31, 2014

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)
Net realized and unrealized loss on investment and foreign currency transactions	(.53)

Net decrease in net asset value from operations	(.55)

Net asset value, end of period	$ 9.45

Total Return
Total investment return based on net asset value(d)	(5.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.70%
Expenses, before waivers/reimbursements(e)	9.45%
Net investment loss(c)(e)	(1.52)%
Portfolio turnover rate	3%

See footnote summary on page 25.

AB EMERGING MARKETS GROWTH PORTFOLIO •	23

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
November 13, 2014(a) to December 31, 2014

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.03)
Net realized and unrealized loss on investment and foreign currency transactions	(.53)

Net decrease in net asset value from operations	(.56)

Net asset value, end of period	$ 9.44

Total Return
Total investment return based on net asset value(d)	(5.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.45%
Expenses, before waivers/reimbursements(e)	10.20%
Net investment loss(c)(e)	(2.27)%
Portfolio turnover rate	3%

See footnote summary on page 25.

24	• AB EMERGING MARKETS GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
November 13, 2014(a) to December 31, 2014

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)
Net realized and unrealized loss on investment and foreign currency transactions	(.52)

Net decrease in net asset value from operations	(.54)

Net asset value, end of period	$ 9.46

Total Return
Total investment return based on net asset value(d)	(5.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,709
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.45%
Expenses, before waivers/reimbursements(e)	9.19%
Net investment loss(c)(e)	(1.27)%
Portfolio turnover rate	3%

(a)	Commencement of operations

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

AB EMERGING MARKETS GROWTH PORTFOLIO •	25

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Laurent Saltiel(2) , Vice President

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Mr. Saltiel is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

26	• AB EMERGING MARKETS GROWTH PORTFOLIO

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Fund”) unanimously approved the application of the Fund’s Advisory Agreement with the Adviser in respect of AB Emerging Markets Growth Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on February 3-5, 2014.

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee. The directors also reviewed certain supplemental information relating to the Portfolio that had been prepared by the Fund’s Senior Officer. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AB Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

AB EMERGING MARKETS GROWTH PORTFOLIO •	27

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio manager and other members of the investment team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio; 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

28	• AB EMERGING MARKETS GROWTH PORTFOLIO

Investment Results

Since the Portfolio had not yet commenced operations, no performance or other historical information for the Portfolio was available. However, the Adviser has experience utilizing various emerging market strategies in advising institutional, private clients and retail accounts. The directors reviewed performance information for composites of accounts managed by the Adviser with investment strategies similar to those to be employed on behalf of the Portfolio. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fee and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $250 million, its proposed contractual effective advisory fee rate of 117.5 basis points was higher than the Expense Group median of 111.5 basis points. The directors also considered that the fee schedule for a portfolio of Sanford C. Bernstein Fund, Inc. (the “SCB Portfolio”) that invests in emerging market equity securities pursuing a different investment strategy, is identical to that proposed for the Portfolio, but that, commencing in 2011, the Adviser had been waiving 5 basis points of the advisory fee payable by the SCB Portfolio under its contract.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests, and the directors approve, reimbursements pursuant to this provision.

The directors also considered the Adviser’s advisory fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to a hypothetical asset level of $250 million would result in a fee rate lower than the rate at the same asset level provided in the Advisory Agreement as proposed for the Portfolio. The directors noted that

AB EMERGING MARKETS GROWTH PORTFOLIO •	29

the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AB Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors considered the anticipated total expense ratio of the Class A shares of the Portfolio assuming $250 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio.

The directors considered the proposed expense limitation of 1.70% for the Class A shares of the Portfolio for a one year period. Under the expense limitation agreement with the Adviser, if the Portfolio’s uncapped expenses for the Class A shares were to fall below 1.70%, the Adviser would be able to recoup all or a portion of the fees it had previously waived until the end of three fiscal years after the fiscal period in which amounts were waived or reimbursed. The Adviser informed the directors that the Portfolio’s uncapped expenses were expected to fall to the level of the expense cap when net assets reached approximately $247 million.

The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the anticipated expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant

30	• AB EMERGING MARKETS GROWTH PORTFOLIO

to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Portfolio was based on services to be provided that will be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Portfolio may in the future invest.

The information reviewed by the directors showed that the Portfolio’s anticipated total expense ratio of 1.695%, giving effect to the proposed expense limitation agreement, was higher than the Expense Group median of 1.669% and lower than the Expense Universe median of 1.728%. The directors noted that they had considered the Senior Officer’s recommendation and had discussed with the Adviser whether the proposed advisory fee for the Portfolio should be lowered by 5 basis points to align it with the fee for the SCB Portfolio. An important factor in the directors’ determination to approve the Advisory Agreement as proposed for the Portfolio was the Adviser’s agreement, in response to the request of the directors, that it would waive five basis points of the advisory fee until such time as the directors agreed that such waiver may be discontinued. The directors concluded that its proposed fee rate and its anticipated expense ratio, taking into account the one-year expense limitation agreement and the 5 basis point fee waiver, were satisfactory.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

AB EMERGING MARKETS GROWTH PORTFOLIO •	31

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of AllianceBernstein Emerging Markets Growth Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is to seek long-term growth of capital. Under normal circumstances, at least 80% of the Portfolio’s net assets is invested in securities of emerging market companies and related derivatives.3 In managing the Portfolio, the Adviser employs a “bottom up” investment process that focuses on the company’s prospective earnings growth valuation and business quality. The Adviser typically looks for companies that have strong, experienced management teams and the potential to support greater than expected earnings growth rate.

The Adviser may hedge the foreign currency exposure resulting from the Portfolio’s security positions through the use of currency-related derivatives, but it is not required to do so. The Adviser may also take long and short positions in currencies (or related derivatives) independent of any such security positions.

1	The Senior Officer’s fee evaluation was completed on January 24, 2014 and discussed with the Board of Directors on February 4-5, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	An emerging market company will be any company that: (1) is domiciled or organized in an emerging market country; (2) has an established presence and conducts business in such country; (3) conducts a significant part of its economic activities in such a country; or (4) has business activities that are meaningfully impacted by economic development in such countries. An emerging market country is a country whose per capita gross national income is not classified as “High Income” by the World Bank, that is not a member of the Organization for Economic Co-Operation and Development, or that is represented in a MSCI emerging market equity index.

32	• AB EMERGING MARKETS GROWTH PORTFOLIO

The Adviser does not intend to utilize derivatives in its management of the Portfolio to a substantial extent, although derivatives may be used for a variety of purposes, including gaining exposure to equity markets and hedging purposes. As a result of these investments, the Portfolio’s gross exposure may at times exceed its net assets, but the Adviser does not expect that the Portfolio will utilize substantial leverage.

The Portfolio’s benchmark will be the MSCI Emerging Markets Index (Capitalization Weighted). The Adviser expects Lipper and Morningstar to place the Portfolio in their Emerging Markets Equity and Diversified Emerging Markets categories, respectively.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

4	Jones v. Harris at 1427.

AB EMERGING MARKETS GROWTH PORTFOLIO •	33

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Emerging Markets Growth Portfolio [5],[6],[7]	1.175% on 1st $1 billion
1.05% on next $1 billion
1.00% on next $1 billion
0.90% on net $3 billion
0.85% on the balance

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date the date that shares of the Portfolio is first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidy. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

5	The proposed advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Specialty category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the High Income category is as follows: 75 bp on the first $2.5 billion, 65 bp on the next $2.5 billion, and 60 bp on the balance.

6	The proposed advisory fee schedules for the Portfolios is identical to that of the Emerging Markets Portfolio of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”) although, since November 1, 2011, the Adviser has been waiving 5 basis points in advisory fees for the SCB Fund portfolio, and such waiver will be in effect through September 30, 2014.

7	The proposed advisory fee schedule for the Portfolios is also identical to that of AllianceBernstein Cap Fund, Inc. – Emerging Markets Equity Portfolio, which before its liquidation, invested primarily in emerging markets value securities.

34	• AB EMERGING MARKETS GROWTH PORTFOLIO

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio[8]		Fiscal Year End
Emerging Markets Growth Portfolio	Class A Class C Class R Class K Class I Advisor Class 1 Class 2 Class Z	1.70 2.40 1.90 1.65 1.40 1.40 1.50 1.40 1.40	% % % % % % % % %	1.70 2.47 2.14 1.83 1.50 1.45 1.50 1.40 1.40	% % % % % % % % %	June 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational

8	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

AB EMERGING MARKETS GROWTH PORTFOLIO •	35

damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.9 In addition to the institutional fee schedule, set forth below are would have been the effective advisory fee of the Portfolio had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.10

Portfolio	Projected Net Assets ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)	Difference
Emerging	$250.0	Emerging Markets Growth	0.790%	1.175%	0.385%
Markets		1.00% on 1st $25 million
Growth		0.90% on next $25 million
Portfolio		0.75% on the balance
Minimum account size: $25m

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Emerging Markets Portfolio of SCB Fund (“SCB Emerging Markets Portfolio”) has a somewhat similar investment style as the Portfolio. Set forth below is SCB Emerging Market Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the (“SCB Emerging Markets Portfolio”) has a somewhat similar investment style as the Portfolio. Set forth below is SCB Emerging Market Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

36	• AB EMERGING MARKETS GROWTH PORTFOLIO

had the fee schedule been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $250 million:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Emerging Markets Growth Portfolio	Emerging Markets Portfolio	1.175% on 1st $ 1 billion 1.05% on next $1 billion 1.00% on next $1 billion 0.90% on next $1 billion 0.85% thereafter	1.125%	1.175%

		The Adviser is waiving 5 basis points in advisory fees effective through October 31, 2014

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[11]
Emerging Markets Growth Portfolio	Emerging Markets Growth Portfolio Class A Class I (Institutional)	1.70% 0.90%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

AB EMERGING MARKETS GROWTH PORTFOLIO •	37

related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as the Portfolio are as follows:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Growth Portfolio	Emerging Markets Growth Equity Fund[12],[13]	Sumitomo Trust Bank	0.80%

	Emerging Markets Growth Stock A / B	Nomura Sec.	0.90%

	Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.85%

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.14 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)15 and the Portfolio’s contractual management fee ranking.16

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

12	The ITM fund is privately placed or institutional.

13	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the all-in fee of 0.80%.

14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

15	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

16	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

38	• AB EMERGING MARKETS GROWTH PORTFOLIO

Portfolio	Contractual Management Fee (%)[17]	Lipper Exp. Group Median (%)	Rank
Emerging Markets Growth Portfolio	1.175	1.115	11/16

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.18

Portfolio	Expense Ratio (%)[19]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Emerging Markets Growth Portfolio	1.695	1.669	10/16	1.728	26/58

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

17	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

18	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

AB EMERGING MARKETS GROWTH PORTFOLIO •	39

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2012, ABI paid approximately 0.048% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

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V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM,

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB EMERGING MARKETS GROWTH PORTFOLIO •	41

family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $451 billion as of December 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser provides a similar service to institutional clients. Performance information for the institutional composite associated with these clients was provided to the Directors at the February 4-5, 2014 meetings.

CONCLUSION:

Based on the factors discussed above, the Senior Office recommended that the Directors should consider discussing with the Adviser reducing the proposed advisory fee for the Portfolio by 5 basis points. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive

Dated: March 5, 2014

42	• AB EMERGING MARKETS GROWTH PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select Retirement Allocation Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB EMERGING MARKETS GROWTH PORTFOLIO •	43

AB Family of Funds

NOTES

44	• AB EMERGING MARKETS GROWTH PORTFOLIO

AB EMERGING MARKETS GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EMG-0152-1214

DEC    12.31.14

SEMI-ANNUAL REPORT

AB GLOBAL CORE EQUITY PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 12, 2014†	Ending Account Value December 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,000.20	$1.54	1.15%
Hypothetical**	$1,000	$1,019.41	$5.85	1.15%
Class C
Actual	$1,000	$999.10	$2.55	1.90%
Hypothetical**	$1,000	$1,015.63	$9.65	1.90%
Advisor Class
Actual	$1,000	$1,000.50	$1.21	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%

†	Commencement of operations.

*	Actual expenses paid are based on the period from November 12, 2014 (commencement of operations) and are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 49/365 (to reflect the since inception period). Hypothetical expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB GLOBAL CORE EQUITY PORTFOLIO •	1

Expense Example

PORTFOLIO SUMMARY

December 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5.0

*	All data are as of December 31, 2014. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.3% or less in the following countries: Australia, Chile, China, Japan and Russia.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2	• AB GLOBAL CORE EQUITY PORTFOLIO

Portfolio Summary

TEN LARGEST HOLDINGS*

December 31, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
American Express Co.	$296,798	5.9%
SAP SE	284,481	5.7
Diageo PLC	266,933	5.3
UnitedHealth Group, Inc.	228,666	4.6
MasterCard, Inc. – Class A	198,685	4.0
CME Group, Inc./IL – Class A	175,261	3.5
MSCI, Inc. – Class A	173,346	3.5
Moody’s Corp.	162,494	3.3
KazMunaiGas Exploration Production JSC (GDR)	141,375	2.8
Visa, Inc. – Class A	138,442	2.8
	$2,066,481	41.4%

*	Long-term investments.

AB GLOBAL CORE EQUITY PORTFOLIO •	3

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.8%
Financials – 27.3%
Banks – 3.2%
Citigroup, Inc.	1,088	$58,872
DBS Group Holdings Ltd.	4,000	61,925
Standard Chartered PLC	2,650	39,440

		160,237

Capital Markets – 0.8%
T Rowe Price Group, Inc.	453	38,895

Consumer Finance – 5.9%
American Express Co.	3,190	296,798

Diversified Financial Services – 15.8%
BM&F Bovespa SA	16,900	62,623
Cielo SA	2,600	40,758
CME Group, Inc./IL – Class A	1,977	175,261
McGraw Hill Financial, Inc.	1,224	108,911
Moody’s Corp.	1,696	162,494
MSCI, Inc. – Class A	3,654	173,346
Singapore Exchange Ltd.	11,000	64,670

		788,063

Insurance – 1.6%
American International Group, Inc.	454	25,428
Arthur J Gallagher & Co.	1,123	52,871

		78,299

		1,362,292

Information Technology – 17.8%
Communications Equipment – 3.0%
Cisco Systems, Inc.	952	26,480
QUALCOMM, Inc.	1,659	123,314

		149,794

Internet Software & Services – 0.6%
Carsales.com Ltd.	3,430	29,014

IT Services – 6.7%
MasterCard, Inc. – Class A	2,306	198,685
Visa, Inc. – Class A	528	138,442

		337,127

Software – 7.5%
Check Point Software Technologies Ltd.(a)	1,200	90,355
SAP SE	4,074	284,481

		374,836

		890,771

4	• AB GLOBAL CORE EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 15.2%
Commercial Services & Supplies – 2.6%
Park24 Co., Ltd.	2,300	$33,859
Taiwan Secom Co., Ltd.	36,000	94,330

		128,189

Electrical Equipment – 3.7%
ABB Ltd.	6,058	128,176
Schneider Electric SE (Paris)	745	54,258

		182,434

Machinery – 4.7%
Dover Corp.	815	70,644
Kone Oyj – Class B	1,472	67,017
Parker-Hannifin Corp.	771	99,420

		237,081

Professional Services – 2.2%
Experian PLC	6,675	112,520

Road & Rail – 0.6%
DSV A/S	982	29,901

Transportation Infrastructure – 1.4%
SATS Ltd.	31,000	71,213

		761,338

Consumer Staples – 13.2%
Beverages – 5.3%
Diageo PLC	9,318	266,933

Food Products – 2.3%
Nestle SA	786	57,300
Unilever NV	1,435	56,134

		113,434

Household Products – 1.8%
Reckitt Benckiser Group PLC	1,092	88,445

Personal Products – 3.8%
Estee Lauder Cos., Inc. (The) – Class A	811	61,798
L’Oreal SA	759	127,036

		188,834

		657,646

Health Care – 11.3%
Biotechnology – 1.3%
Gilead Sciences, Inc.(a)	580	64,097

Health Care Providers & Services – 7.8%
Anthem, Inc.	397	49,891
CIGNA Corp.	410	42,193

AB GLOBAL CORE EQUITY PORTFOLIO •	5

Portfolio of Investments

Company	Shares	U.S. $ Value

Express Scripts Holding Co.(a)	829	$70,191
UnitedHealth Group, Inc.	2,262	228,666

		390,941

Pharmaceuticals – 2.2%
Novo Nordisk A/S – Class B	2,586	109,387

		564,425

Consumer Discretionary – 7.0%
Hotels, Restaurants & Leisure – 2.6%
SJM Holdings Ltd.	61,000	95,967
Yum! Brands, Inc.	444	32,345

		128,312

Media – 1.5%
Markit Ltd.(a)	2,779	73,449

Specialty Retail – 1.0%
SA SA International Holdings Ltd.	76,000	53,116

Textiles, Apparel & Luxury Goods – 1.9%
Christian Dior SA	266	45,523
Hugo Boss AG	391	47,831

		93,354

		348,231

Energy – 4.1%
Oil, Gas & Consumable Fuels – 4.1%
KazMunaiGas Exploration Production JSC (GDR)(b)	9,750	141,375
LUKOIL OAO (London) (Sponsored ADR)	809	31,025
Occidental Petroleum Corp.	389	31,357

		203,757

Utilities – 2.4%
Electric Utilities – 1.3%
Enersis SA (Sponsored ADR)	3,882	62,229

Water Utilities – 1.1%
Guangdong Investment Ltd.	44,000	57,194

		119,423

Materials – 1.5%
Chemicals – 0.8%
BASF SE	484	40,598

Metals & Mining – 0.7%
BHP Billiton PLC	1,583	33,926

		74,524

Total Common Stocks (cost $4,992,145)		4,982,407

6	• AB GLOBAL CORE EQUITY PORTFOLIO

Portfolio of Investments

Company		Shares		U.S. $ Value

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.2%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c)(d) (cost $8,945)		8,945		$8,945

		Principal Amount (000)
Time Deposits – 0.2%
BBH, Grand Cayman Zero Coupon,1/02/15	DKK	4		576
0.001%, 1/05/15	CHF	– 0	–*	474
0.005%, 1/05/15	JPY	189		1,582
0.005%, 1/02/15	SGD	2		1,200
0.005%, 1/02/15	HKD	13		1,740
0.031%, 1/02/15	GBP	3		4,195
1.65%, 1/02/15	AUD	1		490

Total Time Deposits (cost $10,273)				10,257

Total Short-Term Investments (cost $19,218)				19,202

Total Investments – 100.2% (cost $5,011,363)				5,001,609
Other assets less liabilities – (0.2)%				(10,744)

Net Assets – 100.0%				$4,990,865

*	Less than 500.

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the market value of this security amounted to $141,375 or 2.8% of net assets.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:
AUD – Australian Dollar	HKD – Hong Kong Dollar
CHF – Swiss Franc	JPY – Japanese Yen
DKK – Danish Krone	SGD – Singapore Dollar
GBP – Great British Pound	USD – United States Dollar

AB GLOBAL CORE EQUITY PORTFOLIO •	7

Portfolio of Investments

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

JSC – Joint Stock Company

See notes to financial statements.

8	• AB GLOBAL CORE EQUITY PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,002,418)	$4,992,664
Affiliated issuers (cost $8,945)	8,945
Foreign currencies, at value (cost $2,577)	2,522
Unamortized offering expense	39,825
Receivable for investment securities sold	35,914
Receivable from Adviser	15,259
Dividends receivable	5,304

Total assets	5,100,433

Liabilities
Offering expenses payable	46,000
Payable for investment securities purchased	42,255
Audit and tax fee payable	10,516
Distribution fee payable	11
Accrued expenses and other liabilities	10,786

Total Liabilities	109,568

Net Assets	$4,990,865

Composition of Net Assets
Capital stock, at par	$50
Additional paid-in capital	4,999,950
Distributions in excess of net investment income	(53)
Accumulated net realized gain on investment and foreign currency transactions	772
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(9,854)

$4,990,865

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$9,981	1,000	$9.98	*

C	$9,982	1,000	$9.98

Advisor	$4,970,902	498,000	$9.98

*	The maximum offering price per share for Class A shares was $10.42, which reflects a sales charge of 4.25%.

See notes to financial statements.

AB GLOBAL CORE EQUITY PORTFOLIO •	9

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Period from November 12, 2014* to December 31, 2014 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $357)	$18,559
Affiliated issuers	20	$18,579

Expenses
Advisory fee (see Note B)	5,068
Distribution fee—Class A	3
Distribution fee—Class C	14
Transfer agency—Class A	1
Transfer agency—Class C	1
Transfer agency—Advisor Class	193
Administrative	15,406
Audit and tax	10,516
Amortization of offering expenses	6,175
Legal	5,083
Custodian	4,416
Printing	1,704
Directors’ fees	707
Miscellaneous	1,377

Total expenses	50,664
Less: expenses waived and reimbursed by the Adviser (see Note B)	(44,565)

Net expenses		6,099

Net investment income		12,480

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		708
Foreign currency transactions		64
Net change in unrealized appreciation/depreciation on:
Investments		(9,754)
Foreign currency denominated assets and liabilities		(100)

Net loss on investment and foreign currency transactions		(9,082)

Net Increase in Net Assets from Operations		$3,398

*	Commencement of operations.

See notes to financial statements.

10	• AB GLOBAL CORE EQUITY PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	November 12, 2014* to December 31, 2014 (unaudited)
Increase (Decrease) in Net Assets from Operations
Net investment income	$12,480
Net realized gain on investment and foreign currency transactions	772
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(9,854)

Net increase in net assets from operations	3,398
Dividends to Shareholders from
Net investment income
Class A	(22)
Class C	(11)
Advisor Class	(12,500)
Capital Stock Transactions
Net increase	5,000,000

Total increase	4,990,865
Net Assets
Beginning of period	– 0	–

End of period (including distributions in excess of net investment income of $(53))	$4,990,865

*	Commencement of operations.

See notes to financial statements.

AB GLOBAL CORE EQUITY PORTFOLIO •	11

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of twenty four portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select U.S. Equity Portfolio, AB All Market Growth Portfolio (formerly AB Dynamic All Market Portfolio), AB Select U.S. Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Small Cap Value Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund and AB All Market Income Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio and AB Select US Equity Portfolio are each diversified Portfolios. All of the other Portfolios are non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund commenced operations on December 15, 2014. AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 18, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Global Core Equity Portfolio (the “Portfolio”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Global Core Equity Portfolio. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently being offered. As of December 31, 2014, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on

12	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited

AB GLOBAL CORE EQUITY PORTFOLIO •	13

Notes to Financial Statements

to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

14	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2014:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$1,196,257		$166,035		$	– 0	–	$1,362,292
Information Technology	577,276		313,495			– 0	–	890,771
Industrials	170,064		591,274			– 0	–	761,338
Consumer Staples	61,798		595,848			– 0	–	657,646
Health Care	455,038		109,387			– 0	–	564,425
Consumer Discretionary	105,794		242,437			– 0	–	348,231
Energy	203,757		– 0	–		– 0	–	203,757
Utilities	119,423		– 0	–		– 0	–	119,423
Materials	– 0	–	74,524			– 0	–	74,524
Short-Term Investments:
Investment Companies	8,945		– 0	–		– 0	–	8,945
Time Deposits	– 0	–	10,257			– 0	–	10,257

Total Investments in Securities	2,898,352		2,103,257	†		– 0	–	5,001,609
Other Financial Instruments*:	– 0	–	– 0	–		– 0	–	– 0	–

Total	$2,898,352		$2,103,257		$	– 0	–	$5,001,609

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

†	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

AB GLOBAL CORE EQUITY PORTFOLIO •	15

Notes to Financial Statements

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

16	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent,

AB GLOBAL CORE EQUITY PORTFOLIO •	17

Notes to Financial Statements

such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $46,000 were deferred and amortized on a straight line basis over a one year period starting from November 12, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.15%, 1.90% and .90% of the daily average net assets for the Class A, Class C and Advisor Class shares, respectively.

Any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual operating expenses to exceed the net fee percentages set forth in the preceding paragraph. This fee waiver and/or expense reimbursement agreement may not be terminated by the Adviser before November 12, 2015. For the period from inception through December 31, 2014, such waiver/reimbursement amounted to $29,159, which is subject to repayment.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended December 31, 2014, the Adviser voluntarily agreed to waive such fees in the amount of $15,406.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $3,000 for the period ended December 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained no front-end sales charges from the sale of Class A shares nor received any contingent deferred sales charges

18	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended December 31, 2014.

The Portfolio may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended December 31, 2014 is as follows:

Market Value November 12, 2014* (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2014 (000)	Dividend Income (000)
$ – 0 –	$5,098	$5,089	$9	$	– 0	–**

*	Commencement of operations.

**	Amount is less than $500.

Brokerage commissions paid on investment transactions for the period ended December 31, 2014 amounted to $2,546, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $10 for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

AB GLOBAL CORE EQUITY PORTFOLIO •	19

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$5,588,666	$602,442

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$97,345
Gross unrealized depreciation	(107,099)

Net unrealized depreciation	$(9,754)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivative transactions during the period ended December 31, 2014.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

20	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	November 12, 2014* to December 31, 2014 (unaudited)	November 12, 2014* to December 31, 2014 (unaudited)

Class A
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class C
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Advisor Class
Shares sold	498,000	$4,980,000

Net increase	498,000	$4,980,000

*	Commencement of operations.

At December 31, 2014, the Adviser owned 100% of the Portfolio’s outstanding shares.

NOTE F

Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

AB GLOBAL CORE EQUITY PORTFOLIO •	21

Notes to Financial Statements

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Diversification Risk—The Portfolio may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Tax Information

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Portfolio did not have any capital loss carryforwards.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

22	• AB GLOBAL CORE EQUITY PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
November 12, 2014(a) to December 31, 2014 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02
Net realized and unrealized loss on investment and foreign currency transactions	(.02)

Net increase in net asset value from operations	.00 (d)

Less: Dividends
Dividends from net investment income	(.02)

Net asset value, end of period	$ 9.98

Total Return
Total investment return based on net asset value(e)	0.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.15%
Expenses, before waivers/reimbursements(f)	7.77%
Net investment income(c)(f)	1.60%
Portfolio turnover rate	12%

See footnote summary on page 25.

AB GLOBAL CORE EQUITY PORTFOLIO •	23

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
November 12, 2014(a) to December 31, 2014 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01
Net realized and unrealized loss on investment and foreign currency transactions	(.02)

Net decrease in net asset value from operations	(.01)

Less: Dividends
Dividends from net investment income	(.01)

Net asset value, end of period .	$ 9.98

Total Return
Total investment return based on net asset value(e)	(0.09)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.90%
Expenses, before waivers/reimbursements(f)	8.52%
Net investment income(c)(f)	.85%
Portfolio turnover rate	12%

See footnote summary on page 25.

24	• AB GLOBAL CORE EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
November 12, 2014(a) to December 31, 2014 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03
Net realized and unrealized loss on investment and foreign currency transactions	(.02)

Net increase in net asset value from operations	.01

Less: Dividends
Dividends from net investment income	(.03)

Net asset value, end of period .	$ 9.98

Total Return
Total investment return based on net asset value(e)	0.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,971
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.90%
Expenses, before waivers/reimbursements(f)	7.49%
Net investment income(c)(f)	1.85%
Portfolio turnover rate	12%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(f)	Annualized.

See notes to financial statements.

AB GLOBAL CORE EQUITY PORTFOLIO •	25

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

David Dalgas(2), Vice President

Kenneth Graversen(2), Vice President

Klaus Ingemann(2) , Vice President

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc. 1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc. P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Dalgas, Ingemann and Graversen are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

26	• AB GLOBAL CORE EQUITY PORTFOLIO

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Fund”) unanimously approved the Fund’s Advisory Agreement with the Adviser in respect of AB Global Core Equity Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on August 4-7, 2014.

Prior to approval of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AB Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment

AB GLOBAL CORE EQUITY PORTFOLIO •	27

research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio investment team [Danish management team for this Portfolio] and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

28	• AB GLOBAL CORE EQUITY PORTFOLIO

Investment Results

Since the Portfolio had not yet commenced operations, no performance or other historical information for the Portfolio was available. The Adviser maintains an institutional account composite with a similar investment style and the directors reviewed performance information for this composite. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $250 million, its proposed contractual advisory fee rate of 75 basis points was lower than the Lipper expense group median of 91 basis points.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests, and the directors approve, reimbursements pursuant to this provision.

The directors also considered the Adviser’s advisory fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to a hypothetical asset level of $250 million would result in a fee rate lower than the rate at the same asset level provided in the Advisory Agreement as proposed for the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AB Funds relative to institutional clients. The Adviser

AB GLOBAL CORE EQUITY PORTFOLIO •	29

noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also reviewed the Senior Officer’s independent evaluation, in which the Senior Officer concluded that the proposed advisory fee is reasonable.

The directors considered the anticipated total expense ratio of the Class A shares of the Portfolio assuming $250 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, Lipper had expanded the Portfolio’s Expense Group to include peers that had a similar (but not the same) Lipper investment classification/objective. The Portfolio’s Expense Universe had also been expanded by Lipper pursuant to Lipper’s standard guidelines.

The directors also considered the proposed expense limitation of 1.15% for the Class A shares of the Portfolio for a one year period. Under the expense limitation agreement with the Adviser, if the Portfolio’s uncapped expenses for the Class A shares were to fall below 1.15%, the Adviser would be able to recoup all or a portion of the fees it had previously waived until the end of three fiscal years after the fiscal period in which amounts were waived or reimbursed. The Adviser informed the directors that the Portfolio’s uncapped expenses were expected to fall to the level of the expense cap when net assets reached approximately $330 million.

The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the anticipated expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be waived as a result of exemptive orders

30	• AB GLOBAL CORE EQUITY PORTFOLIO

issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Portfolio was based on services to be provided that will be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Portfolio may in the future invest.

The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio of 115 basis points, giving effect to the proposed expense limitation agreement, was lower than the Expense Group median of 143 basis points and the Expense Universe median of 140 basis points. The directors concluded that the Portfolio’s proposed fee rate and its anticipated expense ratio, reflecting the proposed expense limitation agreement, were satisfactory.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

AB GLOBAL CORE EQUITY PORTFOLIO •	31

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”) in respect of AllianceBernstein Global Core Equity Portfolio (the “Portfolio”).2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Portfolio’s investment objective is to seek long-term growth of capital. The Adviser will seek to achieve this objective by investing in a portfolio of equity securities of issuers from markets around the world. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in equity securities, and at least 40% of the Portfolio’s net assets will be invested in securities of non-U.S. companies. The Portfolio will invest in companies in at least three countries, including the United States.

The Portfolio will principally be comprised of companies considered by the Adviser to offer good prospects for attractive returns relative to the general stock market. In managing the Portfolio, the Adviser will have no bias towards any investment style, economic sector, and country or company size. The Portfolio’s holdings of non-U.S. companies will frequently include some companies located in emerging markets, and at times emerging market companies will make up a significant portion of the Portfolio. While the Adviser may hedge the foreign currency exposure resulting from the Portfolio’s security positions through the use of currency-related derivatives, it is not required to, and frequently will not, do so.

The Portfolio’s benchmark will be the MSCI ACWI Index. The Adviser expects Lipper and Morningstar to classify the Portfolio in their Global Large Cap Core and World Stock categories, respectively.

1	The Senior Officer’s fee evaluation was completed on July 24, 2014 and discussed with the Board of Directors on August 5-7, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

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The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Schedule Based on Average Daily Net Assets
Global Core Equity Portfolio	0.75% on the first $2.5 billion
0.65% on the next $2.5 billion
0.60% on the balance

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing certain clerical, legal, accounting, administrative and other services.

3	Jones v. Harris at 1427.

AB GLOBAL CORE EQUITY PORTFOLIO •	33

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the date that shares of the Portfolio are first offered to the public. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidies. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed their expense caps. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[4]	Fiscal Year End
Global Core Equity Portfolio	Class A Class C Class R Class K Class I Advisor Class Z	1.15% 1.90% 1.40% 1.15% 0.90% 0.90% 0.90%	1.26% 2.03% 1.70% 1.39% 1.06% 1.01% 0.96%	June 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held; servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time

4	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

34	• AB GLOBAL CORE EQUITY PORTFOLIO

for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 In addition to the institutional fee schedule, set forth below are what would have been the effective advisory fee of the Portfolio had the institutional fee schedule been applicable to the Portfolio, the Portfolio’s advisory fee and the differences between those fees based on an initial estimate of the Portfolio’s net assets at $250 million.6

Portfolio	Projected Net Assets ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)	Difference
Global Core Equity Portfolio	$250.0	Global Core Equity 0.80% on 1st $25 million 0.60% on next $50 million 0.50% on the balance Minimum account size: $50m	0.550%	0.750%	0.200%

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB GLOBAL CORE EQUITY PORTFOLIO •	35

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global Core Equity, a Luxembourg fund that has a somewhat similar investment style as the Portfolio

Portfolio	Luxembourg Fund	Fee[7]
Global Core Equity Portfolio	Global Core Equity
	Class A2	1.50%
	Class I2 (Institutional)	0.70%

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)9 and the Portfolio’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

7	Class A shares of Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services, unlike Class I shares, whose fee is only for investment advisory services.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

36	• AB GLOBAL CORE EQUITY PORTFOLIO

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Global Core Equity Portfolio[12]	0.750	0.909	1/13

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.13

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Core Equity Portfolio[15]	1.150	1.430	1/13	1.400	4/31

Based on this analysis, the Portfolio has equally favorable rankings on a total expense ratio basis and on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

12	The Portfolio’s EG includes the Portfolio, three other Global Large-Cap Core Funds (“GLCC”), two Global Multi-Cap Core Funds (“GMLC”), six Global Large-Cap Growth Funds (“GLCG”) and one Global Multi-Cap Growth Fund (“GMLG”).

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

15	The Portfolio’s EU includes the Portfolio, EG and all other retail front-end load GLCC, GMLC, GLCG and GMLG, excluding outliers.

AB GLOBAL CORE EQUITY PORTFOLIO •	37

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive brokerage commissions, transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”). In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity

38	• AB GLOBAL CORE EQUITY PORTFOLIO

rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

AB GLOBAL CORE EQUITY PORTFOLIO •	39

Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $480 billion as of June 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser provides a similar service to institutional clients. Performance information for the institutional composite associated with these clients was discussed with the Directors at the August 5-7, 2014 meetings.

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 15, 2014

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

40	• AB GLOBAL CORE EQUITY PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select Retirement Allocation Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB GLOBAL CORE EQUITY PORTFOLIO •	41

AB Family of Funds

NOTES

42	• AB GLOBAL CORE EQUITY PORTFOLIO

NOTES

AB GLOBAL CORE EQUITY PORTFOLIO •	43

NOTES

44	• AB GLOBAL CORE EQUITY PORTFOLIO

AB GLOBAL CORE EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GCE-0152-1214

DEC    12.31.14

SEMI-ANNUAL REPORT

AB SELECT US EQUITY PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

February 11, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Select US Equity Portfolio (the “Fund”) for the semi-annual reporting period ended December 31, 2014. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein to AB.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies. For purposes of this requirement, equity securities include common stock, preferred stock and derivatives related to common and preferred stocks.

AllianceBernstein L.P. (the “Adviser”) selects investments for the Fund through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and operating in industries with high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of shareholder-focused changes discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund. The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

The Fund’s investments will be focused on securities of companies with large and medium market capitalizations, but it may also invest in securities of small-capitalization companies. The Adviser anticipates that the Fund’s portfolio normally will include between 30-80 companies. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index for the six- and 12-month periods ended December 31, 2014.

AB SELECT US EQUITY PORTFOLIO •	1

All share classes of the Fund outperformed the benchmark for the six-month period, yet underperformed for the 12-month period. During the six-month period, the Fund’s underweight to the energy sector and stock selection within the consumer discretionary sector contributed relative to the benchmark, while the Fund’s cash position, its underweight to technology, and stock selection within the financials and energy sectors, all detracted.

During the 12-month period, the Fund’s underweight to the energy sector and stock selection within the industrials and the consumer discretionary sectors contributed relative to the benchmark, while its cash position, an overweight to the consumer discretionary sector, stock selection within, and an underweight to, technology, and stock selection within financials detracted.

The Fund did not utilize derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

The S&P 500 Index powered ahead in 2014, registering its sixth consecutive annual gain. However, there were three sharp market drawdowns during the year—March/April, October and December. In each of these instances, the declines were followed by sharp reversals that pushed markets to new highs, creating a difficult environment to navigate. While the S&P 500 performed well, higher-volatility stocks tended to do poorly in 2014, as did mid- and small-caps. The US economy saw continued growth, as did corporate profits. These gains in economic growth, corporate profits and stock prices were accompanied by lower interest rates and commodity prices. During 2014, the 10-year Treasury yield declined; oil collapsed as well, with the West Texas Intermediate crude price declining notably. The Fund’s focus on large- and mega-cap companies, as well as an underweight to commodity-related companies, helped relative performance during the 12-month period.

The Select US Equity Portfolio Management Team (the “Team”) applies a process that is rooted in fundamental analysis and shaped by macro and market insights. The Team adjusts the Fund opportunistically, based on these evolving market conditions.

2	• AB SELECT US EQUITY PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB SELECT US EQUITY PORTFOLIO •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AB Select US Equity Portfolio
Class A	6.77%	12.76%

Class C	6.46%	12.01%

Advisor Class*	7.01%	13.23%

Class R*	6.75%	12.58%

Class K*	6.79%	12.77%

Class I*	6.94%	13.14%

S&P 500 Index	6.12%	13.69%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB SELECT US EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	12.76%	7.95%
Since Inception*	20.16%	18.48%

Class C Shares
1 Year	12.01%	11.01%
Since Inception*	19.32%	19.32%

Advisor Class Shares†
1 Year	13.23%	13.23%
Since Inception*	20.55%	20.55%

Class R Shares†
1 Year	12.58%	12.58%
Since Inception*	19.90%	19.90%

Class K Shares†
1 Year	12.77%	12.77%
Since Inception*	20.14%	20.14%

Class I Shares†
1 Year	13.14%	13.14%
Since Inception*	20.49%	20.49%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.44%, 2.20%, 1.19%, 1.70%, 1.62% and 1.18% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 1.55%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before November 1, 2015. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/08/2011.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB SELECT US EQUITY PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	7.95%
Since Inception*	18.48%

Class C Shares
1 Year	11.01%
Since Inception*	19.32%

Advisor Class Shares†
1 Year	13.23%
Since Inception*	20.55%

Class R Shares†
1 Year	12.58%
Since Inception*	19.90%

Class K Shares†
1 Year	12.77%
Since Inception*	20.14%

Class I Shares†
1 Year	13.14%
Since Inception*	20.49%

*	Inception date: 12/08/2011.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• AB SELECT US EQUITY PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,067.70	$7.61	1.46%
Hypothetical**	$1,000	$1,017.85	$7.43	1.46%
Class C
Actual	$1,000	$1,064.60	$11.34	2.18%
Hypothetical**	$1,000	$1,014.22	$11.07	2.18%
Advisor Class
Actual	$1,000	$1,070.10	$6.16	1.18%
Hypothetical**	$1,000	$1,019.26	$6.01	1.18%
Class R
Actual	$1,000	$1,067.50	$9.02	1.73%
Hypothetical**	$1,000	$1,016.48	$8.79	1.73%
Class K
Actual	$1,000	$1,067.90	$8.08	1.55%
Hypothetical**	$1,000	$1,017.39	$7.88	1.55%
Class I
Actual	$1,000	$1,069.40	$6.47	1.24%
Hypothetical**	$1,000	$1,018.95	$6.31	1.24%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB SELECT US EQUITY PORTFOLIO •	7

Expense Example

PORTFOLIO SUMMARY

December 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $341.5

TEN LARGEST HOLDINGS†

December 31, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Wells Fargo & Co.	$14,688,416	4.3%
Apple, Inc.	13,505,324	3.9
Time Warner, Inc.	12,872,025	3.8
US Bancorp/MN	10,547,922	3.1
Actavis PLC	9,966,658	2.9
Hewlett-Packard Co.	9,807,371	2.9
CVS Health Corp.	9,172,179	2.7
McKesson Corp.	8,807,412	2.6
Kroger Co. (The)	8,619,871	2.5
Medtronic, Inc.	8,512,236	2.5
	$106,499,414	31.2%

*	All data are as of December 31, 2014. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• AB SELECT US EQUITY PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.4%
Information Technology – 19.3%
Communications Equipment – 2.3%
Cisco Systems, Inc.	277,123	$7,708,176

Internet Software & Services – 4.0%
eBay, Inc.(a)	83,125	4,664,975
Facebook, Inc. – Class A(a)	33,927	2,646,984
Google, Inc. – Class C(a)	11,822	6,223,101
LendingClub Corp.(a)	8,316	210,395

		13,745,455

IT Services – 1.0%
Visa, Inc. – Class A	12,990	3,405,978

Semiconductors & Semiconductor Equipment – 2.0%
Intel Corp.	185,273	6,723,557

Software – 1.6%
Microsoft Corp.	121,747	5,655,148

Technology Hardware, Storage & Peripherals – 8.4%
Apple, Inc.	122,353	13,505,324
EMC Corp./MA	178,366	5,304,605
Hewlett-Packard Co.	244,390	9,807,371

		28,617,300

		65,855,614

Consumer Discretionary – 18.4%
Hotels, Restaurants & Leisure – 3.9%
Royal Caribbean Cruises Ltd.	51,635	4,256,273
Wyndham Worldwide Corp.	81,799	7,015,082
Yum! Brands, Inc.	26,993	1,966,440

		13,237,795

Household Durables – 1.4%
DR Horton, Inc.	43,955	1,111,622
Lennar Corp. – Class A	30,776	1,379,073
Mohawk Industries, Inc.(a)	8,453	1,313,258
Toll Brothers, Inc.(a)	32,505	1,113,946

		4,917,899

Internet & Catalog Retail – 1.4%
Priceline Group, Inc. (The)(a)	4,087	4,660,038

Media – 7.0%
Comcast Corp. – Class A	100,791	5,846,886
Time Warner, Inc.	150,691	12,872,026
Walt Disney Co. (The)	54,538	5,136,934

		23,855,846

AB SELECT US EQUITY PORTFOLIO •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 1.9%
Dollar General Corp.(a)	39,244	$2,774,551
Macy’s, Inc.	54,691	3,595,933

		6,370,484

Specialty Retail – 2.8%
AutoNation, Inc.(a)	77,357	4,673,136
Home Depot, Inc. (The)	47,980	5,036,461

		9,709,597

		62,751,659

Financials – 17.7%
Banks – 10.1%
Citigroup, Inc.	104,729	5,666,886
JPMorgan Chase & Co.	59,793	3,741,846
US Bancorp/MN	234,659	10,547,922
Wells Fargo & Co.	267,939	14,688,416

		34,645,070

Capital Markets – 1.1%
Goldman Sachs Group, Inc. (The)	18,868	3,657,185

Consumer Finance – 1.4%
Capital One Financial Corp.	59,071	4,876,311

Diversified Financial Services – 2.7%
Berkshire Hathaway, Inc. – Class B(a)	30,355	4,557,803
McGraw Hill Financial, Inc.	48,471	4,312,950
On Deck Capital, Inc.(a)	11,261	252,584

		9,123,337

Real Estate – 0.7%
Realogy Holdings Corp.(a)	50,571	2,249,904

Real Estate Investment Trusts (REITs) – 1.7%
American Tower Corp.	59,779	5,909,154

		60,460,961

Health Care – 12.7%
Biotechnology – 1.0%
Celgene Corp.(a)	18,072	2,021,534
Gilead Sciences, Inc.(a)	15,596	1,470,079

		3,491,613

Health Care Equipment & Supplies – 2.5%
Medtronic, Inc.	117,898	8,512,235

Health Care Providers & Services – 4.4%
HCA Holdings, Inc.(a)	85,783	6,295,614
McKesson Corp.	42,429	8,807,412

		15,103,026

Pharmaceuticals – 4.8%
Actavis PLC(a)	38,719	9,966,658
Johnson & Johnson	61,058	6,384,835

		16,351,493

		43,458,367

10	• AB SELECT US EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 10.1%
Aerospace & Defense – 4.5%
Lockheed Martin Corp.	33,994	$6,546,225
Northrop Grumman Corp.	32,446	4,782,216
United Technologies Corp.	36,694	4,219,810

		15,548,251

Airlines – 1.3%
Delta Air Lines, Inc.	87,452	4,301,764

Building Products – 0.3%
Fortune Brands Home & Security, Inc.	22,162	1,003,274

Road & Rail – 4.0%
Canadian Pacific Railway Ltd.	38,616	7,440,917
Union Pacific Corp.	51,095	6,086,947

		13,527,864

		34,381,153

Consumer Staples – 8.9%
Beverages – 1.6%
Anheuser-Busch InBev NV (Sponsored ADR)	23,895	2,683,887
PepsiCo, Inc.	31,627	2,990,649

		5,674,536

Food & Staples Retailing – 5.2%
CVS Health Corp.	95,236	9,172,179
Kroger Co. (The)	134,245	8,619,872

		17,792,051

Food Products – 0.8%
Kellogg Co.	40,860	2,673,878

Household Products – 1.3%
Procter & Gamble Co. (The)	47,889	4,362,209

		30,502,674

Energy – 3.6%
Energy Equipment & Services – 0.7%
Schlumberger Ltd.	26,445	2,258,667

Oil, Gas & Consumable Fuels – 2.9%
Anadarko Petroleum Corp.	30,920	2,550,900
EOG Resources, Inc.	26,589	2,448,050
Marathon Petroleum Corp.	28,139	2,539,826
Occidental Petroleum Corp.	31,733	2,557,997

		10,096,773

		12,355,440

Materials – 3.1%
Chemicals – 1.4%
Dow Chemical Co. (The)	104,453	4,764,101

Containers & Packaging – 1.7%
Sealed Air Corp.	138,113	5,860,135

		10,624,236

AB SELECT US EQUITY PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 1.6%
Diversified Telecommunication Services – 1.6%
Verizon Communications, Inc.	112,671	$5,270,749

Total Common Stocks (cost $281,479,422)		325,660,853

INVESTMENT COMPANIES – 0.7%
Funds and Investment Trusts – 0.7%
Health Care Select Sector SPDR Fund (cost $1,411,471)	34,218	2,339,827

SHORT-TERM INVESTMENTS – 3.9%
Investment Companies – 3.9%
AB Fixed-Income Shares Inc. – Government STIF Portfolio, 0.09%(b) (cost $13,353,881)	13,353,881	13,353,881

Total Investments – 100.0% (cost $296,244,774)		341,354,561
Other assets less liabilities – 0.0%		155,116

Net Assets – 100.0%		$341,509,677

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

12	• AB SELECT US EQUITY PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $282,890,893)	$328,000,680
Affiliated issuers (cost $13,353,881)	13,353,881
Foreign currencies, at value (cost $9)	9
Receivable for investment securities sold	9,061,632
Receivable for capital stock sold	836,087
Dividends receivable	478,990

Total assets	351,731,279

Liabilities
Payable for investment securities purchased	9,605,995
Advisory fee payable	284,814
Payable for capital stock redeemed	135,496
Administrative fee payable	21,688
Distribution fee payable	18,743
Accrued expenses and other liabilities	154,866

Total Liabilities	10,221,602

Net Assets	$341,509,677

Composition of Net Assets
Capital stock, at par	$2,222
Additional paid-in capital	291,787,236
Undistributed net investment income	4,374
Accumulated net realized gain on investment and foreign currency transactions	4,606,058
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	45,109,787

$341,509,677

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$31,332,927	2,036,866	$15.38	*

C	$14,128,122	937,452	$15.07

Advisor	$253,031,294	16,426,138	$15.40

R	$15,303	1,006	$15.21

K	$3,167,624	207,533	$15.26

I	$39,834,407	2,606,527	$15.28

*	The maximum offering price per share for Class A shares was $16.06, which reflects a sales charge of 4.25%.

See notes to financial statements.

AB SELECT US EQUITY PORTFOLIO •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 2014 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $8,432)	$2,508,803
Affiliated issuers	5,186	$2,513,989

Expenses
Advisory fee (see Note B)	1,546,321
Distribution fee—Class A	31,595
Distribution fee—Class C	60,201
Distribution fee—Class R	40
Distribution fee—Class K	3,609
Transfer agency—Class A	2,620
Transfer agency—Class C	1,279
Transfer agency—Advisor Class	24,839
Transfer agency—Class R	5
Transfer agency—Class K	2,887
Transfer agency—Class I	14,007
Custodian	99,126
Registration fees	46,502
Administrative	30,939
Audit and tax	20,651
Legal	18,915
Printing	13,401
Directors’ fees	2,961
Miscellaneous	12,881

Total expenses	1,932,779
Less: expenses waived and reimbursed by the Adviser (see Note B)	(840)

Net expenses		1,931,939

Net investment income		582,050

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		13,417,799
Foreign currency transactions		818
Net change in unrealized appreciation/depreciation on:
Investments		7,387,210

Net gain on investment and foreign currency transactions		20,805,827

Net Increase in Net Assets from Operations		$21,387,877

See notes to financial statements.

14	• AB SELECT US EQUITY PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2014 (unaudited)	Year Ended June 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$582,050	$1,314,846
Net realized gain on investment and foreign currency transactions	13,418,617	23,388,388
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	7,387,210	29,487,023

Net increase in net assets from operations	21,387,877	54,190,257
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(66,538)	(15,208)
Advisor Class	(933,307)	(462,548)
Class I	(130,920)	(459,633)
Net realized gain on investment and foreign currency transactions
Class A	(2,303,832)	(357,603)
Class C	(1,045,509)	(154,994)
Advisor Class	(18,456,046)	(4,027,456)
Class R	(1,243)	(324)
Class K	(238,923)	(48,092)
Class I	(2,942,373)	(3,887,910)
Capital Stock Transactions:
Net increase	59,825,484	102,543,845

Total increase	55,094,670	147,320,334
Net Assets:
Beginning of period	286,415,007	139,094,673

End of period (including undistributed net investment income of $4,374 and $553,089, respectively)	$341,509,677	$286,415,007

See notes to financial statements.

AB SELECT US EQUITY PORTFOLIO •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 24 portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select US Equity Portfolio, AB All Market Growth Portfolio (formerly Dynamic All Market Portfolio), AB Select US Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Small Cap Value Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund and AB All Market Income Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio and AB Select US Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AB Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Portfolio commenced operations on July 31, 2014. AB Long/Short Multi-Manager Alternative Strategies Portfolio commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund commenced operations on December 15, 2014. AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income commenced operations on December 18, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Equity Portfolio (the “Portfolio”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein Select US Equity Portfolio. The Portfolio has authorized issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. As of December 31, 2014, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and

16	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original tern to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income as of the 61st day prior

AB SELECT US EQUITY PORTFOLIO •	17

Notes to Financial Statements

to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

18	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2014:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$325,660,853		$	– 0	–	$	– 0	–	$325,660,853
Investment Companies	2,339,827			– 0	–		– 0	–	2,339,827
Short-Term Investments:
Investment Companies	13,353,881			– 0	–		– 0	–	13,353,881

Total Investments in Securities	341,354,561			– 0	–		– 0	–	341,354,561

Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$341,354,561		$	– 0	–	$	– 0	–	$341,354,561

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include written options and swaptions which are valued at market value.

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom

AB SELECT US EQUITY PORTFOLIO •	19

Notes to Financial Statements

any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

20	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of 1.00% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

AB SELECT US EQUITY PORTFOLIO •	21

Notes to Financial Statements

The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the (Expense Caps”) to 1.55%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This fee waiver and/or expense reimbursement agreement may not be terminated before November 1, 2015. For the six months ended December 31, 2014, such waiver/reimbursement amounted to $840. Prior to October 31, 2014, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.60% of daily average net assets for Class A.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended December 31, 2014, the reimbursement for such services amounted to $30,939.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $25,840 for the six months ended December 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $2,453 from the sale of Class A shares and received $0 and $341 in contingent deferred sales charges imposed upon redemption by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2014.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2014 is as follows:

Market Value June 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2014 (000)	Dividend Income (000)
$12,438	$84,606	$83,690	$13,354	$5

22	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended December 31, 2014 amounted to $405,222, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $47,802, $238 and $3,241 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares. Prior to October 31, 2014, the Portfolio paid distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2014, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$551,039,392		$518,608,495
U.S. government securities	– 0	–	– 0	–

AB SELECT US EQUITY PORTFOLIO •	23

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$45,536,042
Gross unrealized depreciation	(426,255)

Net unrealized appreciation	$45,109,787

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivative transactions for the six months ended December 31, 2014.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2014 (unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (unaudited)	Year Ended June 30, 2014

Class A
Shares sold	1,184,195	1,237,715	$18,837,723	$17,567,755

Shares issued in reinvestment of dividends and distributions	137,821	22,799	2,076,968	330,324

Shares redeemed	(408,124)	(913,196)	(6,457,595)	(13,114,558)

Net increase	913,892	347,318	$14,457,096	$4,783,521

24	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Six Months Ended December 31, 2014 (unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (unaudited)	Year Ended June 30, 2014

Class C
Shares sold	241,339	568,706	$3,787,804	$8,045,330

Shares issued in reinvestment of dividends and distributions	54,997	8,347	812,302	119,440

Shares redeemed	(52,760)	(75,981)	(834,259)	(1,083,262)

Net increase	243,576	501,072	$3,765,847	$7,081,508

Advisor Class
Shares sold	2,133,369	8,021,062	$33,850,851	$110,391,366

Shares issued in reinvestment of dividends and distributions	1,252,078	5,824	18,893,855	4,384,001

Shares redeemed	(1,372,789)	(2,394,782)	(21,851,867)	(35,077,026)

Net increase	2,012,658	5,632,104	$30,892,839	$79,698,341

Class K
Shares sold	22,141	61,387	$353,413	$863,064

Shares issued in reinvestment of dividends and distributions	15,971	3,344	238,923	48,092

Shares redeemed	(3,634)	(14,949)	(56,081)	(208,698)

Net increase	34,478	49,782	$536,255	$702,458

Class I
Shares sold	599,810	12,180,367	$9,368,389	$169,339,627

Shares issued in reinvestment of dividends and distributions	205,280	302,448	3,073,035	4,345,377

Shares redeemed	(142,089)	(11,160,440)	(2,267,977)	(163,406,987)

Net increase	663,001	1,322,375	$10,173,447	$10,278,017

Class R did not have any transactions in capital shares for the six months ended December 31, 2014 and the year ended June 30, 2014, respectively.

NOTE F

Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

AB SELECT US EQUITY PORTFOLIO •	25

Notes to Financial Statements

Active Trading Risk—The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Portfolio shareholders.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended December 31, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2015 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal periods ended June 30, 2014 and June 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$9,137,794	$893,109
Long-term capital gains	275,974	– 0	–

Total taxable distributions paid	$9,413,768	$893,109

As of June 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$20,816,966
Accumulated capital and other losses	1,869,647
Unrealized appreciation/(depreciation)	31,802,931	(a)

Total accumulated earnings/(deficit)	$54,489,544	(b)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

26	• AB SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Portfolio did not have any capital loss carryforwards.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

AB SELECT US EQUITY PORTFOLIO •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2014 (unaudited)		Year Ended June 30,			December 8, 2011(a) to June 30, 2012
			2014	2013

Net asset value, beginning of period	$ 15.62		$ 13.26	$ 11.13		$ 10.00

Income From Investment Operations
Net investment income(b)	.02		.02	.04	(c)	.02	(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.02		2.68	2.42		1.11

Net increase in net asset value from operations	1.04		2.70	2.46		1.13

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.02)	(.00	)(d)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.24)		(.32)	(.33)		– 0	–

Total dividends and distributions	(1.28)		(.34)	(.33)		– 0	–

Net asset value, end of period	$ 15.38		$ 15.62	$ 13.26		$ 11.13

Total Return
Total investment return based on net asset value(e)	6.77%		20.53%	22.53%		11.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,333		$17,535	$10,285		$182
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.46	%(f)	1.49%	1.60%		1.60	%(f)
Expenses, before waivers/reimbursements	1.46	%(f)	1.49%	2.02%		12.00	%(f)
Net investment income	.20	%(f)	.12%	.34	%(c)	.36	%(c)(f)
Portfolio turnover rate	176%		495%	560%		269%

See footnote summary on page 34.

28	• AB SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended December 31, 2014 (unaudited)		Year Ended June 30,			December 8, 2011(a) to June 30, 2012
			2014	2013

Net asset value, beginning of period	$ 15.34		$ 13.11	$ 11.09		$ 10.00

Income From Investment Operations
Net investment loss(b)	(.04)		(.08)	(.05	)(c)	(.03	)(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.01		2.63	2.40		1.12

Net increase in net asset value from operations	.97		2.55	2.35		1.09

Less: Dividends and Distributions
Distributions from net realized gain on investment and foreign currency transactions	(1.24)		(.32)	(.33)		– 0	–

Net asset value, end of period	$ 15.07		$ 15.34	$ 13.11		$ 11.09

Total Return
Total investment return based on net asset value(e)	6.46%		19.65%	21.59%		10.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,128		$10,645	$2,528		$18
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.18	%(f)	2.20%	2.30%		2.30	%(f)
Expenses, before waivers/reimbursements	2.18	%(f)	2.20%	2.70%		23.45	%(f)
Net investment loss	(.54	)%(f)	(.57)%	(.43	)%(c)	(.48	)%(c)(f)
Portfolio turnover rate	176%		495%	560%		269%

See footnote summary on page 34.

AB SELECT US EQUITY PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended December 31, 2014 (unaudited)		Year Ended June 30,			December 8, 2011(a) to June 30, 2012
			2014	2013

Net asset value, beginning of period	$ 15.64		$ 13.26	$ 11.15		$ 10.00

Income From Investment Operations
Net investment income(b)	.04		.06	.07	(c)	.07	(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.02		2.68	2.43		1.08

Net increase in net asset value from operations	1.06		2.74	2.50		1.15

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.04)	(.06)		– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(1.24)		(.32)	(.33)		– 0	–

Total dividends and distributions	(1.30)		(.36)	(.39)		– 0	–

Net asset value, end of period	$ 15.40		$ 15.64	$ 13.26		$ 11.15

Total Return
Total investment return based on net asset value(e)	7.01%		20.89%	22.88%		11.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$253,031		$225,377	$116,470		$8,222
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.18	%(f)	1.19%	1.30%		1.30	%(f)
Expenses, before waivers/reimbursements	1.18	%(f)	1.19%	2.01%		8.77	%(f)
Net investment income	.44	%(f)	.42%	.56	%(c)	1.21	%(c)(f)
Portfolio turnover rate	176%		495%	560%		269%

See footnote summary on page 34.

30	• AB SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2014 (unaudited)	Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2014	2013

Net asset value, beginning of period	$ 15.44	$ 13.13	$ 11.05	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	(.01)	(.01)	.01	(c)	.00	(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.02	2.64	2.40	1.11

Net increase in net asset value from operations	1.01	2.63	2.41	1.11

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.00	)(d)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(1.24)	(.32)	(.33)	– 0	–

Total dividends and distributions	(1.24)	(.32)	(.33)	(.06)

Net asset value, end of period	$ 15.21	$ 15.44	$ 13.13	$ 11.05

Total Return
Total investment return based on net asset value(e)	6.75%	20.23%	22.26%	11.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15	$16	$13	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.73	%(f)	1.70%	1.80%	1.80	%(f)
Expenses, before waivers/reimbursements	1.73	%(f)	1.70%	3.27%	10.09	%(f)
Net investment income (loss)	(.11	)%(f)	(.10)%	.04	%(c)	(.00	)%(c)(f)(g)
Portfolio turnover rate	176%	495%	560%	269%

See footnote summary on page 34.

AB SELECT US EQUITY PORTFOLIO •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2014 (unaudited)	Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2014	2013

Net asset value, beginning of period	$ 15.47	$ 13.14	$ 11.07	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01	.01	.04	.03
Net realized and unrealized gain on investment and foreign currency transactions	1.02	2.64	2.41	1.10

Net increase in net asset value from operations	1.03	2.65	2.45	1.13

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.05)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(1.24)	(.32)	(.33)	– 0	–

Total dividends and distributions	(1.24)	(.32)	(.38)	(.06)

Net asset value, end of period	$ 15.26	$ 15.47	$ 13.14	$ 11.07

Total Return
Total investment return based on net asset value(e)	6.79%	20.37%	22.58%	11.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,168	$2,678	$1,620	$481
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%(f)	1.55%	1.55%	1.55	%(f)
Expenses, before waivers/reimbursements	1.61	%(f)	1.62%	2.64%	7.75	%(f)
Net investment income(c)	.08	%(f)	.07%	.29%	.51	%(f)
Portfolio turnover rate	176%	495%	560%	269%

See footnote summary on page 34.

32	• AB SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended December 31, 2014 (unaudited)		Year Ended June 30,			December 8, 2011(a) to June 30, 2012
			2014	2013

Net asset value, beginning of period	$ 15.52		$ 13.17	$ 11.09		$ 10.00

Income From Investment Operations
Net investment income(b)	.03		.06	.07	(c)	.04	(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.03		2.65	2.40		1.11

Net increase in net asset value from operations	1.06		2.71	2.47		1.15

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.04)	(.06)		(.06)
Distributions from net realized gain on investment and foreign currency transactions	(1.24)		(.32)	(.33)		– 0	–

Total dividends and distributions	(1.30)		(.36)	(.39)		(.06)

Net asset value, end of period	$ 15.28		$ 15.52	$ 13.17		$ 11.09

Total Return
Total investment return based on net asset value(e)	6.94%		20.81%	22.82%		11.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,834		$30,164	$8,179		$10,288
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.24	%(f)	1.18%	1.30%		1.30	%(f)
Expenses, before waivers/reimbursements	1.24	%(f)	1.18%	2.78%		8.25	%(f)
Net investment income	.39	%(f)	.40%	.55	%(c)	.58	%(c)(f)
Portfolio turnover rate	176%		495%	560%		269%

See footnote summary on page 34.

AB SELECT US EQUITY PORTFOLIO •	33

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Amount less than 0.005%.

See notes to financial statements.

34	• AB SELECT US EQUITY PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Kurt A. Feuerman(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free 1-(800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	Mr. Kurt A. Feuerman is the investment professional primarily responsible for the day-to-day management of, and investment decisions for, the Fund’s Portfolio.

AB SELECT US EQUITY PORTFOLIO •	35

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Select US Equity Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	The information in the fee evaluation was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

36	• AB SELECT US EQUITY PORTFOLIO

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. Also shown are the Portfolio’s net assets on March 31, 2014.

Portfolio	March 31, 2014 Net Assets ($MM)	Advisory Fee Schedule[4]
Select US Equity Portfolio	$435.2	1.00% of average daily net assets

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $50,520 (0.040% of the Portfolio’s average daily net assets) for providing such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser three full fiscal years after the Portfolio’s commencement of operations. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6]		Fiscal Year End
Select US Equity Portfolio[7]	Advisor Class A Class C Class R Class K Class I	1.30 1.60 2.30 1.80 1.55 1.30	% % % % % %	1.18 1.48 2.18 1.70 1.62 1.17	% % % % % %	June 30 (ratios as of December 31, 2013)

3	Jones v. Harris at 1427.

4	The advisory fee of the Portfolio is based on the percentage of the Portfolio’s average daily net assets and is paid on a monthly basis.

5	Semi-annual total expense ratios are unaudited.

6	Annualized

7	The Fund’s current fiscal year exposure to ETFs is 3.13% of the Fund’s average net assets. The Fund’s underlying expense ratio related to the ETF holdings is 0.0076%.

AB SELECT US EQUITY PORTFOLIO •	37

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Portfolio counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.8 In addition to the AllianceBernstein Institutional fee schedule, set

8

The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

38	• AB SELECT US EQUITY PORTFOLIO

forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio based on March 31, 2014 net assets.9

Portfolio	Net Assets 3/31/14 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Select US Equity Portfolio	$435.2	Select US Equity 1.00% on 1st $25 million 0.80% on next $25 million 0.70% on the balance Minimum account size: $200m	0.723%	1.000%

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges Select US Equity Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Portfolio	Luxembourg Fund	Fee[10]
Select US Equity Portfolio	Select US Equity Portfolio Class A Class I	1.80% 1.00%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other Portfolio families. The Adviser charges the following fees for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2014 net assets.

Portfolio	Sub-advised Fund	AB Sub-Advisory Fee Schedule Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)	Fund Adv. Fee (%)
Select US Equity Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.45% on the first $500 million 0.40% on next $500 million 0.35% on the balance	0.450%	1.000%

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

AB SELECT US EQUITY PORTFOLIO •	39

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)12 and the Portfolio’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

40	• AB SELECT US EQUITY PORTFOLIO

Portfolio	Contractual Management Fee (%)[14]	Lipper EG Median (%)	Lipper EG Rank
Select US Equity Portfolio	1.000	0.838	12/18

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.15 Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Exp. Ratio (%)[16]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Select US Equity Portfolio	1.599	1.290	15/18	1.176	108/114

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year Class A share total expense ratio.

AB SELECT US EQUITY PORTFOLIO •	41

Adviser’s profitability from providing investment advisory services to the Portfolio was negative during calendar year 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $4,795, $15,553 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $18,000 in net fees from the Portfolio during the Portfolio’s most recently completed fiscal year.

The Portfolio effected brokerage transactions and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,”

42	• AB SELECT US EQUITY PORTFOLIO

during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

AB SELECT US EQUITY PORTFOLIO •	43

of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance return and rankings20 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the period ended February 28, 2014.22

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	23.26	24.33	25.21	13/18	101/143

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

44	• AB SELECT US EQUITY PORTFOLIO

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
Select US Equity Portfolio	23.26	22.59	8.67	2.36	1
S&P 500 Index	25.37	22.77	9.67	2.30	1
Inception Date: December 8, 2011

CONCLUSION:

Based on the factors discussed above, the Senior Officer noted the Portfolio’s lack of breakpoints in its advisory fee schedule as well as the Portfolio’s high advisory fees and total expenses. The Senior Officer recommended that the Directors consider discussing with the Adviser the addition of breakpoints to the Portfolio’s advisory fee schedule and plans to reduce Portfolio’s advisory fee and/or total expenses. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

AB SELECT US EQUITY PORTFOLIO •	45

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select Retirement Allocation Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

46	• AB SELECT US EQUITY PORTFOLIO

AB Family of Funds

NOTES

AB SELECT US EQUITY PORTFOLIO •	47

NOTES

48	• AB SELECT US EQUITY PORTFOLIO

NOTES

AB SELECT US EQUITY PORTFOLIO •	49

NOTES

50	• AB SELECT US EQUITY PORTFOLIO

NOTES

AB SELECT US EQUITY PORTFOLIO •	51

NOTES

52	• AB SELECT US EQUITY PORTFOLIO

AB SELECT US EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SUE-0152-1214

DEC    12.31.14

SEMI-ANNUAL REPORT

AB SELECT US LONG/SHORT PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

February 17, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Select US Long/Short Portfolio (the “Fund”) for the semi-annual reporting period ended December 31, 2014. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein to AB.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies, short positions in such securities, and cash and US cash equivalents.

AllianceBernstein L.P. (the “Adviser”) selects investments for the Fund’s long positions through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of any of the shareholder-friendly practices discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

In determining securities to be sold short, the Adviser looks for companies facing near-term difficulties such as high valuations, quality of earnings issues, or weakness in demand due to economic factors or long-term issues such as changing technology or competitive concerns in their industries. The Fund may also sell securities of exchange-traded funds (“ETFs”) short, including to hedge its exposure to specific market sectors or if it believes a specific sector or asset will decline in value. When the Fund sells securities short, it sells a stock that it

AB SELECT US LONG/SHORT PORTFOLIO •	1

does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

The Adviser derives the ratio between long and short positions for the Fund based on its bottom-up analysis supplemented with macro-economic and market analyses. Under normal market conditions, the net long exposure of the Fund (long exposure minus short exposure) will range between 30% and 70%. The Adviser seeks to minimize the variability of Fund returns through industry diversification as well as by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. For example, the Fund may hold long positions in equity securities with a value equal to 60% of its net assets and have short sale obligations equal to 15% of its net assets, resulting in 45% net long exposure. Assuming a 60% long exposure, 40% of Fund assets will be held in cash or cash equivalents, including cash and cash equivalents held to cover the Fund’s short sale obligations. During periods of excessive market risk, the Adviser may reduce the net long exposure of the Fund. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged).

The Fund’s investments will be focused on securities of companies with large and medium market capitalizations, but it may also take long and short positions in securities of small-capitalization companies. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, as part of its investment strategies or for hedging or other risk management purposes. These transactions may be used, for example, as a means to take a short position in a security or sector without actually selling securities short.

Investment Results

The table on page 7 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index for the six- and 12-month periods ended December 31, 2014.

All share classes of the Fund underperformed the benchmark for both periods. The Fund’s underperformance relative to the benchmark was attributed to the three meaningful market pullbacks in March/April, October, and December. Each of those pullbacks were followed by an aggressive reversal, and the Fund’s low net exposure (a result of the Fund’s short and cash positions) made it difficult to capture the upside of the market during each reversal. Both long and short selection, as well as the Fund’s market exposure (beta) contributed to relative returns over both periods.

During the six-month period, the Fund’s net market exposure ranged from 31% up to 51%, ending the

2	• AB SELECT US LONG/SHORT PORTFOLIO

period at 41%. Stock selection in the financials sector and an underweight to the technology sector detracted from returns versus the benchmark. Within short holdings, security selection in the energy and consumer discretionary sectors detracted, but was offset by positive holdings in the technology and funds and investment trusts sectors. An underweight to the energy sector and stock selection for long holdings in the consumer discretionary sector contributed to returns, versus the benchmark.

During the 12-month period, the Fund’s net market exposure ranged from 31% to 69%, ending the period at 41%. An overweight in the consumer discretionary sector and stock selection in the technology sector detracted from returns versus the benchmark. Stock selection for short holdings in the energy and telecommunications sectors detracted, while short holdings in technology and funds and investment trusts contributed to returns. Long holdings within the industrials sector and an underweight to energy stocks contributed positively, versus the benchmark.

The Fund’s exposures at the end of the six-month period were 48.46% gross long and 7.34% gross short, totalling 41.12% net exposure. Repositioning of the Fund in response to market volatility during the reporting period contributed, in part, to the Fund’s high portfolio turnover rate of 288%. The Fund utilized derivatives in the form of futures and purchased options for hedging and investment purposes, which added to performance during both periods.

Market Review and Investment Strategy

The S&P 500 Index powered ahead in 2014, registering its sixth consecutive annual gain. However, there were three sharp market drawdowns during the year—March/April, October and December. In each of these instances, the declines were followed by sharp reversals that pushed markets to new highs, creating a difficult environment to navigate. While the S&P 500 performed well, higher-volatility stocks tended to do poorly in 2014, as did mid- and small-caps. The US economy saw continued growth, as did corporate profits. These gains in economic growth, corporate profits and stock prices were accompanied by lower interest rates and commodity prices. During 2014, the 10-year Treasury yield declined; oil collapsed as well, with the West Texas Intermediate crude price declining notably. The Fund’s focus on large- and mega-cap companies, as well as an underweight to commodity-related companies, helped relative performance during the 12-month period.

The Select US Equity Portfolio Management Team (the “Team”) emphasizes the long-term fundamentals of companies and actively adjusts expectations, exposure and position sizes based on the short-term market environment, evolving risks, and changing opportunity sets. The Team tilts the strategy toward sectors and industries based on their defensive or cyclical nature. Stock selection is still determined by in-depth fundamental analysis, but the size of positions and sector exposures are also a reflection of the macro and market climate. At the

AB SELECT US LONG/SHORT PORTFOLIO •	3

same time, actively adjusting the allocation of capital to long holdings, short holdings and to cash is also a primary tool employed to control the level of exposure to market risk. In difficult market environments, the Team may reduce net exposure by increasing short exposure or by reducing gross exposure on both the long and short side of the Fund to use cash defensively.

4	• AB SELECT US LONG/SHORT PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, the value of its shares may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Diversification Risk: The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB SELECT US LONG/SHORT PORTFOLIO •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB SELECT US LONG/SHORT PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AB Select US Long/Short Portfolio
Class A	1.40%	3.27%

Class C	1.00%	2.45%

Advisor Class*	1.56%	3.52%

Class R*	1.32%	3.03%

Class K*	1.48%	3.28%

Class I*	1.56%	3.43%

S&P 500 Index	6.12%	13.69%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 5-6.

(Historical Performance continued on next page)

AB SELECT US LONG/SHORT PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE RETURNS AS OF DECEMBER 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	3.27%	-1.13%
Since Inception*	11.32%	9.01%

Class C Shares
1 Year	2.45%	1.47%
Since Inception*	10.53%	10.53%

Advisor Class Shares†
1 Year	3.52%	3.52%
Since Inception*	11.63%	11.63%

Class R Shares†
1 Year	3.03%	3.03%
Since Inception*	11.06%	11.06%

Class K Shares†
1 Year	3.28%	3.28%
Since Inception*	11.33%	11.33%

Class I Shares†
1 Year	3.43%	3.43%
Since Inception*	11.59%	11.59%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.31%, 3.06%, 2.06%, 2.56%, 2.33% and 2.09% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, dividend expense, borrowing costs and brokerage expense on securities sold short to 2.20%, 2.95%, 1.95%, 2.45%, 2.20% and 1.95% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 12, 2015. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/12/2012.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on page 5-6.

(Historical Performance continued on next page)

8	• AB SELECT US LONG/SHORT PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-1.13%
Since Inception*	9.01%

Class C Shares
1 Year	1.47%
Since Inception*	10.53%

Advisor Class Shares†
1 Year	3.52%
Since Inception*	11.63%

Class R Shares†
1 Year	3.03%
Since Inception*	11.06%

Class K Shares†
1 Year	3.28%
Since Inception*	11.33%

Class I Shares†
1 Year	3.43%
Since Inception*	11.59%

*	Inception date: 12/12/2012.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on page 5-6.

AB SELECT US LONG/SHORT PORTFOLIO •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,014.00	$11.12	2.19%
Hypothetical**	$1,000	$1,014.17	$11.12	2.19%
Class C
Actual	$1,000	$1,010.00	$14.95	2.95%
Hypothetical**	$1,000	$1,010.33	$14.95	2.95%
Advisor Class
Actual	$1,000	$1,015.60	$9.91	1.95%
Hypothetical**	$1,000	$1,015.38	$9.91	1.95%
Class R
Actual	$1,000	$1,013.20	$12.69	2.50%
Hypothetical**	$1,000	$1,012.60	$12.68	2.50%
Class K
Actual	$1,000	$1,014.80	$11.12	2.19%
Hypothetical**	$1,000	$1,014.17	$11.12	2.19%
Class I
Actual	$1,000	$1,015.60	$9.65	1.90%
Hypothetical**	$1,000	$1,015.63	$9.65	1.90%
*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• AB SELECT US LONG/SHORT PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

December 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,900.1

SECTOR BREAKDOWN*

	Long	Short

Consumer Discretionary	10.0%	-1.6%
Consumer Staples	4.8	—
Energy	1.7	—
Financials	8.8	-0.1
Funds and Investment Trusts	0.3	-4.2
Health Care	6.1	—
Industrials	5.0	-0.4
Information Technology	9.4	-0.8
Materials	1.6	—
Telecommunication Services	0.7	—

TEN LARGEST HOLDINGS*

Long

Company

Wells Fargo & Co.	2.3%
Apple, Inc.	1.9
Time Warner, Inc.	1.8
US Bancorp/MN	1.5
Actavis PLC	1.4
Hewlett-Packard Co.	1.4
CVS Health Corp.	1.3
McKesson Corp.	1.2
Kroger Co. (The)	1.2
Medtronic, Inc.	1.2

Short

Company

PowerShares Senior Loan Portfolio	-1.3%
SPDR S&P 500 ETF Trust	-1.3
CurrencyShares Euro Trust	-0.8
CurrencyShares Japanese Yen Trust	-0.5
Manpowergroup, Inc.	-0.4
Financial Select Sector SPDR Fund	-0.4
VMware, Inc.	-0.3
Charter Communications, Inc.	-0.3
Chico’s FAS, Inc.	-0.3
SAP SE	-0.3

*	Holdings are expressed as a percentage of total net assets and may vary over time. Please note: The sector classifications presented herein are abased on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB SELECT US LONG/SHORT PORTFOLIO •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

December 31, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 48.1%
Consumer Discretionary – 10.0%
Hotels, Restaurants & Leisure – 1.8%
Royal Caribbean Cruises Ltd.	136,925	$11,286,728
Wyndham Worldwide Corp.	216,911	18,602,287
Yum! Brands, Inc.	71,583	5,214,822

		35,103,837

Household Durables – 0.7%
DR Horton, Inc.	116,604	2,948,915
Lennar Corp. – Class A	81,643	3,658,423
Mohawk Industries, Inc.(a)	22,427	3,484,259
Toll Brothers, Inc.(a)	86,231	2,955,136

		13,046,733

Internet & Catalog Retail – 1.1%
Amazon.com, Inc.(a)	19,021	5,903,167
Netflix, Inc.(a)	5,744	1,962,208
Priceline Group, Inc. (The)(a)	10,841	12,361,017

		20,226,392

Media – 4.1%
AMC Entertainment Holdings, Inc. – Class A	68,885	1,803,409
AMC Networks, Inc. – Class A(a)	49,044	3,127,536
Cinemark Holdings, Inc.	93,922	3,341,745
Comcast Corp. – Class A	267,272	15,504,448
Regal Entertainment Group – Class A	106,516	2,275,182
Time Warner, Inc.	399,638	34,137,078
Viacom, Inc. – Class B	55,098	4,146,124
Walt Disney Co. (The)	145,604	13,714,441

		78,049,963

Multiline Retail – 0.9%
Dollar General Corp.(a)	104,067	7,357,537
Macy’s, Inc.	145,030	9,535,722

		16,893,259

Specialty Retail – 1.4%
AutoNation, Inc.(a)	207,451	12,532,115
Home Depot, Inc. (The)	127,872	13,422,724

		25,954,839

		189,275,023

Information Technology – 9.4%
Communications Equipment – 1.1%
Cisco Systems, Inc.	734,860	20,440,131

Internet Software & Services – 2.0%
eBay, Inc.(a)	220,429	12,370,476
Facebook, Inc. – Class A(a)	89,969	7,019,381
Google, Inc. – Class C(a)	31,353	16,504,219
LendingClub Corp.(a)	47,034	1,189,960

		37,084,036

12	• AB SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 0.5%
Visa, Inc. – Class A	34,449	$9,032,528

Semiconductors & Semiconductor Equipment – 0.9%
Intel Corp.	491,295	17,829,095

Software – 0.9%
Microsoft Corp.	322,842	14,996,011
Take-Two Interactive Software, Inc.(a)	98,298	2,755,293

		17,751,304

Technology Hardware, Storage & Peripherals – 4.0%
Apple, Inc.	325,122	35,886,966
EMC Corp./MA	472,982	14,066,485
Hewlett-Packard Co.	648,060	26,006,648

		75,960,099

		178,097,193

Financials – 8.8%
Banks – 5.2%
Citigroup, Inc.	277,715	15,027,159
JPMorgan Chase & Co.	158,556	9,922,434
US Bancorp/MN	622,251	27,970,182
Wells Fargo & Co.	812,658	44,549,912

		97,469,687

Capital Markets – 0.5%
Goldman Sachs Group, Inc. (The)	50,055	9,702,161

Consumer Finance – 0.7%
American Express Co.	2,909	270,653
Capital One Financial Corp.	156,641	12,930,715

		13,201,368

Diversified Financial Services – 1.3%
Berkshire Hathaway, Inc. – Class B(a)	81,404	12,222,811
McGraw Hill Financial, Inc.	128,533	11,436,866
On Deck Capital, Inc.(a)	63,892	1,433,098

		25,092,775

Real Estate – 0.3%
Realogy Holdings Corp.(a)	134,158	5,968,689

Real Estate Investment Trusts (REITs) – 0.8%
American Tower Corp.	158,519	15,669,603

		167,104,283

Health Care – 6.1%
Biotechnology – 0.5%
Celgene Corp.(a)	47,925	5,360,890
Gilead Sciences, Inc.(a)	41,360	3,898,594

		9,259,484

AB SELECT US LONG/SHORT PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 1.2%
Medtronic, Inc.	312,734	$22,579,395

Health Care Providers & Services – 2.1%
HCA Holdings, Inc.(a)	227,478	16,694,610
McKesson Corp.	112,525	23,357,940

		40,052,550

Pharmaceuticals – 2.3%
Actavis PLC(a)	102,674	26,429,314
Johnson & Johnson	161,913	16,931,243

		43,360,557

		115,251,986

Industrials – 5.0%
Aerospace & Defense – 2.2%
Lockheed Martin Corp.	90,144	17,359,030
Northrop Grumman Corp.	86,128	12,694,406
United Technologies Corp.	97,304	11,189,960

		41,243,396

Airlines – 0.6%
Delta Air Lines, Inc.	231,904	11,407,358

Building Products – 0.1%
Fortune Brands Home & Security, Inc.	58,793	2,661,559

Professional Services – 0.2%
Verisk Analytics, Inc. – Class A(a)	64,670	4,142,113

Road & Rail – 1.9%
Canadian Pacific Railway Ltd.	102,401	19,731,649
Union Pacific Corp.	135,495	16,141,519

		35,873,168

		95,327,594

Consumer Staples – 4.8%
Beverages – 1.0%
Anheuser-Busch InBev NV (Sponsored ADR)	63,365	7,117,157
Molson Coors Brewing Co. – Class B	22,787	1,698,087
Monster Beverage Corp.(a)	13,489	1,461,533
PepsiCo, Inc.	84,648	8,004,315

		18,281,092

Food & Staples Retailing – 2.6%
CVS Health Corp.	252,695	24,337,056
Kroger Co. (The)	355,987	22,857,925
Wal-Mart Stores, Inc.	38,675	3,321,409

		50,516,390

Food Products – 0.6%
Boulder Brands, Inc.(a)	96,397	1,066,151
Kellogg Co.	109,351	7,155,929
Mondelez International, Inc. – Class A	99,480	3,613,611

		11,835,691

14	• AB SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Household Products – 0.6%
Procter & Gamble Co. (The)	126,991	$11,567,610

		92,200,783

Energy – 1.7%
Energy Equipment & Services – 0.3%
Schlumberger Ltd.	70,919	6,057,192

Oil, Gas & Consumable Fuels – 1.4%
Anadarko Petroleum Corp.	82,917	6,840,653
EOG Resources, Inc.	71,307	6,565,235
Marathon Petroleum Corp.	75,461	6,811,110
Occidental Petroleum Corp.	85,258	6,872,647

		27,089,645

		33,146,837

Materials – 1.6%
Chemicals – 0.7%
Dow Chemical Co. (The)	276,982	12,633,149

Containers & Packaging – 0.8%
Sealed Air Corp.	366,243	15,539,691

Paper & Forest Products – 0.1%
Louisiana-Pacific Corp.(a)	124,568	2,062,846

		30,235,686

Telecommunication Services – 0.7%
Diversified Telecommunication Services – 0.7%
Verizon Communications, Inc.	298,775	13,976,695

Total Common Stocks (cost $890,650,474)		914,616,080

INVESTMENT COMPANIES – 0.3%
Funds and Investment Trusts – 0.3%
Health Care Select Sector SPDR Fund (cost $6,307,292)	90,740	6,204,801

SHORT-TERM INVESTMENTS – 50.4%
Investment Companies – 50.4%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (c) (cost $957,357,482)	957,357,482	957,357,482

Total Investments Before Securities Sold – 98.8% (cost $1,854,315,248)		1,878,178,363

AB SELECT US LONG/SHORT PORTFOLIO •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

SECURITIES SOLD SHORT – (7.1)%
INVESTMENT COMPANIES – (4.2)%
Funds and Investment Trusts – (4.2)%
CurrencyShares Euro Trust(a)	(124,107)	$(14,786,108)
CurrencyShares Japanese Yen Trust(a)	(116,163)	(9,433,597)
Financial Select Sector SPDR Fund	(283,185)	(7,003,165)
PowerShares Senior Loan Portfolio	(1,038,370)	(24,952,031)
SPDR S&P 500 ETF Trust	(116,959)	(24,035,075)

Total Investment Companies (proceeds $80,328,221)		(80,209,976)

COMMON STOCKS – (2.9)%
Consumer Discretionary – (1.6)%
Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment Corp.(a)	(58,327)	(915,151)

Media – (1.0)%
Charter Communications, Inc. – Class A(a)	(36,873)	(6,143,779)
Discovery Communications, Inc. – Class A(a)	(153,695)	(5,294,793)
Discovery Communications, Inc. – Class C(a)	(55,409)	(1,868,392)
Gannett Co., Inc.	(167,183)	(5,338,153)

		(18,645,117)

Specialty Retail – (0.6)%
CarMax, Inc.(a)	(51,057)	(3,399,375)
Chico’s FAS, Inc.	(377,568)	(6,120,377)
Dick’s Sporting Goods, Inc.	(27,380)	(1,359,417)

		(10,879,169)

		(30,439,437)

Information Technology – (0.8)%
Internet Software & Services – (0.1)%
Alibaba Group Holding Ltd.(a)	(8,366)	(869,562)
Blucora, Inc.(a)	(106,927)	(1,480,939)

		(2,350,501)

Software – (0.7)%
SAP SE (Sponsored ADR)	(84,748)	(5,902,698)
VMware, Inc.—Class A(a)	(80,148)	(6,613,813)

		(12,516,511)

		(14,867,012)

Industrials – (0.4)%
Professional Services – (0.4)%
ManpowerGroup, Inc.	(103,184)	(7,034,053)

16	• AB SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – (0.1)%
Diversified Financial Services – (0.1)%
CME Group, Inc./IL – Class A	(27,375)	$(2,426,794)

Total Common Stocks (proceeds $53,029,543)		(54,767,296)

Total Securities Sold Short (proceeds $133,357,764)		(134,977,272)

Total Investments, Net of Securities Sold Short – 91.7% (cost $1,720,957,483)		1,743,201,091
Other assets less liabilities – 8.3%		156,875,957

Net Assets – 100.0%		$1,900,077,048

FUTURES (See Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2014	Unrealized Appreciation/ (Depreciation)
Sold Contracts – (0.2)%
Russell 2000 Mini Index Futures	37	March 2015	$4,284,347	$4,442,590	$(158,243)

(a)	Non-income producing security.

(b)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

AB SELECT US LONG/SHORT PORTFOLIO •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $896,957,766)	$920,820,881
Affiliated issuers (cost $957,357,482)	957,357,482
Due from broker	566,100 (a)
Foreign currencies, at value (cost $631,333)	619,696
Deposit at broker for securities sold short	134,846,529
Receivable for investment securities sold	32,242,307
Receivable for capital stock sold	19,400,813
Dividends receivable	1,404,466
Receivable for variation margin on exchange-traded derivatives	35,890

Total assets	2,067,294,164

Liabilities
Payable for securities sold short, at value (proceeds received $133,357,764)	134,977,272
Payable for investment securities purchased	23,630,803
Payable for capital stock redeemed	5,346,214
Advisory fee payable	2,704,840
Distribution fee payable	274,805
Dividends payable	251,531
Administrative fee payable	16,752
Transfer Agent fee payable	2,815
Accrued expenses	12,084

Total liabilities	167,217,116

Net Assets	$1,900,077,048

Composition of Net Assets
Capital stock, at par	$16,086
Additional paid-in capital	1,893,972,209
Accumulated net investment loss	(10,932,121)
Accumulated net realized loss on investment and foreign currency transactions	(5,061,795)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	22,082,669

$1,900,077,048

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$360,269,098	30,562,930	$11.79	*

C	$237,484,387	20,454,116	$11.61

Advisor	$1,272,135,746	107,296,192	$11.86

R	$475,137	40,517	$11.73

K	$11,789	1,000	$11.79

I	$29,700,891	2,505,602	$11.85

(a)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

*	The maximum offering price per share for Class A shares was $12.31 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• AB SELECT US LONG/SHORT PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2014 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $21,646)	$7,324,743
Affiliated issuers	332,826	$7,657,569

Expenses
Advisory fee (see Note B)	14,784,073
Distribution fee—Class A	532,118
Distribution fee—Class C	1,077,002
Distribution fee—Class R	560
Distribution fee—Class K	16
Transfer agency—Class A	115,536
Transfer agency—Class C	67,219
Transfer agency—Advisor Class	349,335
Transfer agency—Class R	67
Transfer agency—Class K	3
Transfer agency—Class I	3,067
Custodian	182,775
Registration fees	140,873
Administrative	32,695
Printing	21,069
Audit and tax	19,763
Legal	16,467
Directors’ fees	5,162
Miscellaneous	12,872

Total expenses before expenses on securities sold short	17,360,672
Interest expense	2,144
Dividend expense on securities sold short	810,658
Broker fee	387,429

Total expenses	18,560,903
Less: expenses waived and reimbursed by the Distributor (see Note C)	(63,392)

Net expenses		18,497,511

Net investment loss		(10,839,942)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		37,916,248
Securities sold short		2,947,326
Futures		680,035
Foreign currency transactions		7,090
Net change in unrealized appreciation/depreciation of:
Investments		(4,369,653)
Securities sold short		(729,704)
Futures		(22,425)
Foreign currency denominated assets and liabilities		(1,778)

Net gain on investment and foreign currency transactions		36,427,139

Net Increase in Net Assets from Operations		$25,587,197

See notes to financial statements.

AB SELECT US LONG/SHORT PORTFOLIO •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2014 (unaudited)	Year Ended June 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(10,839,942)	$(6,083,908)
Net realized gain on investment and foreign currency transactions	41,550,699	41,390,476
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(5,123,560)	27,147,217

Net increase in net assets from operations	25,587,197	62,453,785
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(14,569,985)	(2,681,500)
Class C	(9,588,949)	(914,791)
Advisor Class	(50,363,897)	(4,565,404)
Class R	(19,159)	(931)
Class K	(496)	(165)
Class I	(1,185,199)	(255,168)
Capital Stock Transactions
Net increase	442,043,861	1,374,699,191

Total increase	391,903,373	1,428,735,017
Net Assets
Beginning of period	1,508,173,675	79,438,658

End of period (including accumulated net investment loss of ($10,932,121) and ($92,179), respectively)	$1,900,077,048	$1,508,173,675

See notes to financial statements.

20	• AB SELECT US LONG/SHORT PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Company was known as AllianceBernstein Cap Fund, Inc. The Company operates as a series company currently comprised of 24 portfolios: AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio, AB Select U.S. Equity Portfolio, AB Dynamic All Market Fund Portfolio, AB Select U.S. Long/Short Portfolio, AB Concentrated Growth Fund, AB Multi-Manager Alternative Strategies Fund, AB Long/Short Multi-Manager Fund, AB Global Core Equity Portfolio, AB Emerging Markets Growth Portfolio, AB Multi-Manager Select Retirement Allocation Fund, AB Multi-Manager Select 2010 Fund, AB Multi-Manager Select 2015 Fund, AB Multi-Manager Select 2020 Fund, AB Multi-Manager Select 2025 Fund, AB Multi-Manager Select 2030 Fund, AB Multi-Manager Select 2035 Fund, AB Multi-Manager Select 2040 Fund, AB Multi-Manager Select 2045 Fund, AB Multi-Manager Select 2050 Fund, AB Multi-Manager Select 2055 Fund, AB Small Cap Value Portfolio and AB All Market Income Portfolio (the “Portfolios”). The AB Small Cap Growth Portfolio, AB Market Neutral Strategy—U.S., AB Emerging Markets Multi-Asset Portfolio and AB Select U.S. Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Concentrated Growth Fund commenced operations on February 28, 2014. AB Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. AB Long/Short Multi-Manager Fund commenced operations on September 30, 2014. AB Global Core Equity Portfolio commenced operations on November 12, 2014. AB Emerging Markets Growth Portfolio commenced operations on November 13, 2014. AB Small Cap Value Portfolio commenced operations on December 3, 2014. AB Multi-Manager Select Retirement Allocation Fund and AB Multi-Manager Select 2010-2055 Funds commenced operations on December 15, 2014. AB All Market Income Portfolio commenced operations on December 19, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Long/Short Portfolio (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Select US Long/Short Portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. As of December 31, 2014, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class K shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or con-

AB SELECT US LONG/SHORT PORTFOLIO •	21

Notes to Financial Statements

tingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original tern to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the

22	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

AB SELECT US LONG/SHORT PORTFOLIO •	23

Notes to Financial Statements

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2014:

Investments in Securities	Level 1	Level 2			Level 3			Total
Assets:
Common Stocks*	$914,616,080	$	– 0	–	$	– 0	–	$914,616,080
Investment Companies	6,204,801		– 0	–		– 0	–	6,204,801
Short-Term Investments	957,357,482		– 0	–		– 0	–	957,357,482

Liabilities:
Common Stocks*	(54,767,296)		– 0	–		– 0	–	(54,767,296)
Investment Companies	(80,209,976)		– 0	–		– 0	–	(80,209,976)
Total Investments in Securities	1,743,201,091		– 0	–		– 0	–	1,743,201,091
Other Financial Instruments** :
Assets	– 0 –		– 0	–		– 0	–	– 0 –
Liabilities:
Futures	(158,243)		– 0	–		– 0	–	(158,243)#

Total^	$1,743,042,848	$	– 0	–	$	– 0	–	$1,743,042,848

*	See Portfolio of Investments for sector classifications.
**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.
#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.
^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair

24	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

AB SELECT US LONG/SHORT PORTFOLIO •	25

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income (or interest expense) is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.70% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the

26	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 2.20%, 2.95%, 1.95%, 2.45%, 2.20% and 1.95%, of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Prior to October 31, 2014, the Expense Cap for Class A shares was 2.25% of average daily net assets. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until December 12, 2015. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before December 12, 2013. This fee waiver and/or expense reimbursement agreement may not be terminated before December 12, 2015. For the six months ended December 31, 2014, there was no such waiver or reimbursement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2014, the reimbursement for such services amounted to $32,695.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $141,968 for the six months ended December 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $55,228 from the sale of Class A shares and received $93 and $39,661 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and C shares, respectively, for the six months ended December 31, 2014.

The Fund may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2014 is as follows:

Market Value June 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2014 (000)	Dividend Income (000)
$723,192	$1,679,357	$1,445,192	$957,357	$333

AB SELECT US LONG/SHORT PORTFOLIO •	27

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended December 31, 2014 amounted to $2,142,977, of which $57 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. Prior to October 31, 2014, the Fund paid distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,017,800, $496 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

For the period from July 1, 2014 to October 30, 2014, the Distributor has voluntarily agreed to waive a portion of the distribution fees in the amount of $63,392 for Class A shares, limiting the effective annual rate for this period to .25%.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2014, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 2,644,066,557	$2,630,764,451	$1,308,670,738	$1,288,302,677

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Notes to Financial Statements

During the six months ended December 31, 2014, there were no purchases or sales of U.S. Government Securities.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Depreciation on Securities Sold Short	Net Unrealized Appreciation
Appreciation on Investments	Depreciation on Investments
$ 28,763,422	$ (4,900,307)	$23,863,115	$ (1,619,508)(a)	$22,243,607

(a)	Gross unrealized appreciation was $1,395,179 and gross unrealized depreciation was $(3,014,687), resulting in net unrealized depreciation of $(1,619,508).

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty

AB SELECT US LONG/SHORT PORTFOLIO •	29

Notes to Financial Statements

risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended December 31, 2014, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option

30	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2014, the Fund held purchased options for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

AB SELECT US LONG/SHORT PORTFOLIO •	31

Notes to Financial Statements

At December 31, 2014, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on exchange-traded derivatives	$158,243	*

Total				$158,243

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended December 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$26,357	$	– 0	–
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	653,678		(22,425)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	128,033		– 0	–

Total		$808,068		$(22,425)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2014:

Futures:
Average original value of sale contracts	$17,589,632
Purchased Options:
Average monthly cost	$74,027

32	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of December 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$35,890	$	– 0	–	$	– 0	–	$	– 0	–	$35,890

Total	$35,890	$	– 0	–	$	– 0	–	$	– 0	–	$35,890

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at December 31, 2014.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

AB SELECT US LONG/SHORT PORTFOLIO •	33

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2014 (unaudited)	Year Ended June 30, 2014	Six Months Ended December 31, 2014 (unaudited)	Year Ended June 30, 2014

Class A
Shares sold	8,790,649	41,039,439	$106,469,710	$481,747,860

Shares issued in reinvestment of distributions	1,140,358	190,990	13,342,183	2,244,130

Shares redeemed	(19,033,629)	(3,833,532)	(231,241,212)	(45,506,945)

Net increase (decrease)	(9,102,622)	37,396,897	$(111,429,319)	$438,485,045

Class C
Shares sold	5,973,582	15,258,312	$71,538,465	$177,932,996

Shares issued in reinvestment of distributions	734,051	70,347	8,456,265	820,954

Shares redeemed	(1,443,656)	(491,001)	(17,250,829)	(5,768,743)

Net increase	5,263,977	14,837,658	$62,743,901	$172,985,207

Advisor Class
Shares sold	51,679,898	73,631,937	$630,035,870	$865,673,993

Shares issued in reinvestment of distributions	3,889,594	329,670	45,741,628	3,883,514

Shares redeemed	(14,917,215)	(9,463,079)	(181,239,453)	(112,195,645)

Net increase	40,652,277	64,498,528	$494,538,045	$757,361,862

Class R
Shares sold	29,428	9,914	$358,544	$117,432

Shares issued in reinvestment of distributions	1,603	65	18,664	765

Shares redeemed	(503)	(5,620)	(6,138)	(66,375)

Net increase	30,528	4,359	$371,070	$51,822

Class I
Shares sold	621,754	3,368,352	$7,578,740	$39,836,635

Shares issued in reinvestment of distributions	62,056	13,922	729,784	163,994

Shares redeemed	(1,017,039)	(3,038,443)	(12,488,360)	(34,185,374)

Net increase (decrease)	(333,229)	343,831	$(4,179,836)	$5,815,255

34	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

There were no transactions in capital shares for Class K for the six months ended December 31, 2014.

NOTE F

Risks Involved in Investing in the Fund

Short Sales Risk and Leverage Risk—The Fund may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited since it is based on the increase in value of the security sold short by the Fund. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the long position, since its value cannot fall below zero. Short selling may be used as a form of leverage which may lead to higher volatility of the Fund’s NAV or greater losses for the Fund.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

AB SELECT US LONG/SHORT PORTFOLIO •	35

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2015 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended June 30, 2014 and June 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$8,417,959	$0

Total taxable distributions paid	$8,417,959	$0

As of June 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$48,201,609
Accumulated capital and other losses	(592,972	)(a)
Unrealized appreciation/(depreciation)	8,712,783	(b)

Total accumulated earnings/(deficit)	$56,321,420	(c)

(a)	As of June 30, 2014, the Fund had deferred losses on unsettled short sales of $592,972.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Fund did not have any capital loss carryforwards.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36	• AB SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2014 (unaudited)	Year Ended June 30, 2014	December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 12.12	$ 10.92	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.08)	(.10)	(.04	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.25	1.47	.96

Net increase in net asset value from operations	.17	1.37	.92

Less: Distributions
Distributions from net realized gain on investment transactions	(.50)	(.17)	– 0	–

Net asset value, end of period	$ 11.79	$ 12.12	$ 10.92

Total Return
Total investment return based on net asset value(e)	1.40%	12.55%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$360,269	$480,571	$24,783
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.19%^	2.31%	2.34	%^
Expenses, before waivers/reimbursements(f)	2.22%^	2.36%	3.41	%^
Net investment loss(c)	(1.32)%^	(.88)%	(.94	)%(d)^
Portfolio turnover rate (excluding securities sold short)	288%	581%	282%
Portfolio turnover rate (including securities sold short)	369%	673%	321%

See footnote summary on page 43

AB SELECT US LONG/SHORT PORTFOLIO •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended December 31, 2014 (unaudited)	Year Ended June 30, 2014	December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 11.99	$ 10.88	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.12)	(.19)	(.05	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.24	1.47	.93

Net increase in net asset value from operations	.12	1.28	.88

Less: Distributions
Distributions from net realized gain on investment transactions	(.50)	(.17)	– 0	–

Net asset value, end of period	$ 11.61	$ 11.99	$ 10.88

Total Return
Total investment return based on net asset value(e)	1.00%	11.76%	8.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$237,484	$182,059	$3,836
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.95%^	3.06%	3.06	%^
Expenses, before waivers/reimbursements(f)	2.95%^	3.06%	3.53	%^
Net investment loss	(2.07)%^	(1.64)%	(1.62	)%(d)^
Portfolio turnover rate (excluding securities sold short)	288%	581%	282%
Portfolio turnover rate (including securities sold short)	369%	673%	321%

See footnote summary on page 43

38	• AB SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended December 31, 2014 (unaudited)	Year Ended June 30, 2014	December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 12.17	$ 10.94	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.07)	(.07)	(.02	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.26	1.47	.96

Net increase in net asset value from operations	.19	1.40	.94

Less: Distributions
Distributions from net realized gain on investment transactions	(.50)	(.17)	– 0	–

Net asset value, end of period	$ 11.86	$ 12.17	$ 10.94

Total Return
Total investment return based on net asset value(e)	1.56%	12.80%	9.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,272,136	$810,892	$23,466
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.95%^	2.06%	2.05	%^
Expenses, before waivers/reimbursements(f)	1.95%^	2.06%	2.90	%^
Net investment loss	(1.07)%^	(.63)%	(.60	)%(d)^
Portfolio turnover rate (excluding securities sold short)	288%	581%	282%
Portfolio turnover rate (including securities sold short)	369%	673%	321%

See footnote summary on page 43

AB SELECT US LONG/SHORT PORTFOLIO •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended December 31, 2014 (unaudited)	Year Ended June 30, 2014	December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$12.07	$10.91	$10.00

Income From Investment Operations
Net investment loss(b)	(.09)	(.13)	(.05	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.25	1.46	.96

Net increase in net asset value from operations	.16	1.33	.91

Less: Distributions
Distributions from net realized gain on investment transactions	(.50)	(.17)	– 0	–

Net asset value, end of period	$11.73	$12.07	$10.91

Total Return
Total investment return based on net asset value(e)	1.32%	12.19%	9.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 475	$ 121	$ 61
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.50%^	2.56%	2.52	%^
Expenses, before waivers/reimbursements(f)	2.50%^	2.56%	4.30	%^
Net investment loss	(1.52)%^	(1.12)%	(1.06	)%(d)^
Portfolio turnover rate (excluding securities sold short)	288%	581%	282%
Portfolio turnover rate (including securities sold short)	369%	673%	321%

See footnote summary on page 43.

40	• AB SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended December 31, 2014 (unaudited)	Year Ended June 30, 2014		December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$12.11	$10.92		$10.00

Income From Investment Operations
Net investment loss(b)	(.08)	(.12	)(d)	(.06	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.26	1.48		.98

Net increase in net asset value from operations	.18	1.36		.92

Less: Distributions
Distributions from net realized gain on investment transactions	(.50)	(.17)		– 0	–

Net asset value, end of period	$11.79	$12.11		$10.92

Total Return
Total investment return based on net asset value(e)	1.48%	12.46%		9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 12	$ 12		$ 11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.19%^	2.31%		2.28	%^
Expenses, before waivers/reimbursements(f)	2.19%^	2.33%		4.59	%^
Net investment loss	(1.31)%^	(.99	)%(d)	(.95	)%(d)^
Portfolio turnover rate (excluding securities sold short)	288%	581%		282%
Portfolio turnover rate (including securities sold short)	369%	673%		321%

See footnote summary on page 43

AB SELECT US LONG/SHORT PORTFOLIO •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended December 31, 2014 (unaudited)	Year Ended June 30, 2014		December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 12.16	$ 10.93		$ 10.00

Income From Investment Operations
Net investment loss(b)	(.06)	(.08	)(d)	(.04	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	.25	1.48		.97

Net increase in net asset value from operations	.19	1.40		.93

Less: Distributions
Distributions from net realized gain on investment transactions	(.50)	(.17)		– 0	–

Net asset value, end of period	$ 11.85	$ 12.16		$ 10.93

Total Return
Total investment return based on net asset value(e)	1.56%	12.81%		9.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,701	$34,519		$27,282
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.90%^	2.07%		2.02	%^
Expenses, before waivers/reimbursements(f)	1.90%^	2.09%		4.32	%^
Net investment loss	(1.03)%^	(.71	)%(d)	(.70	)%^(d)
Portfolio turnover rate (excluding securities sold short)	288%	581%		282%
Portfolio turnover rate (including securities sold short)	369%	673%		321%

See footnote summary on page 43.

42	• AB SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived by the Distributor.

(d)	Net of fees and expenses waived/reimbursed by the Adviser.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest expense and expenses on securities sold short:

	Six Months Ended December 31, 2014 (unaudited)		Year Ended June 30, 2014	December 12, 2012(a) to June 30, 2013
Class A
Net of waivers/reimbursements	2.06	%^	2.17%	2.25	%^
Before waivers/reimbursements	2.09	%^	2.22%	3.32	%^
Class C
Net of waivers/reimbursements	2.81	%^	2.92%	2.95	%^
Before waivers/reimbursements	2.81%		2.92%	3.42	%^
Advisor Class
Net of waivers/reimbursements	1.81	%^	1.92%	1.95	%^
Before waivers/reimbursements	1.81	%^	1.92%	2.80	%^
Class R
Net of waivers/reimbursements	2.32	%^	2.44%	2.45	%^
Before waivers/reimbursements	2.32	%^	2.44%	4.23	%^
Class K
Net of waivers/reimbursements	2.06	%^	2.19%	2.20	%^
Before waivers/reimbursements	2.06	%^	2.22%	4.52	%^
Class I
Net of waivers/reimbursements	1.77	%^	1.95%	1.95	%^
Before waivers/reimbursements	1.77	%^	1.97%	4.24	%^

^	Annualized.

See notes to financial statements.

AB SELECT US LONG/SHORT PORTFOLIO •	43

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Kurt A. Feuerman(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc 1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Mr. Kurt A. Feuerman.

44	• AB SELECT US LONG/SHORT PORTFOLIO

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Select US Long/Short Portfolio (the “Portfolio”)2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the

1	T he information in the fee evaluation was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.
2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

AB SELECT US LONG/SHORT PORTFOLIO •	45

Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. Also shown are the Portfolio’s net assets on March 31, 2014.

Portfolio	March 31, 2014 Net Assets ($MM)	Advisory Fee Schedule
Select US Long/Short Portfolio	$1,211.7	1.70% of average daily net assets

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $54,736 (0.284% of the Portfolio’s average daily net assets) for providing such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser three full fiscal years after the Portfolio’s commencement of operations.

3	Jones v. Harris at 1427.

46	• AB SELECT US LONG/SHORT PORTFOLIO

In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:4

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5]	Fiscal Year End
Select US	Advisor	1.95%	2.09%	June 30
Long/Short	Class A	2.25%	2.41%	(ratios as of
Portfolio[6]	Class C	2.95%	3.09%	December 31, 2013)
	Class R	2.45%	2.73%
	Class K	2.20%	2.46%
	Class I	1.95%	2.39%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Portfolio counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent

4	Semi-annual total expense ratios are unaudited.
5	Annualized
6	The Fund’s current fiscal year exposure to ETFs is 7.69% of the Fund’s average net assets. The Fund’sunderlying expense ratio related to the ETF holdings is 0.0062%.

AB SELECT US LONG/SHORT PORTFOLIO •	47

years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio based on March 31, 2014 net assets.8

Portfolio	Net Assets 3/31/14 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Select US Long/Short Portfolio	$1,211.7	Select US Equity Long/Short 1.00% plus 20% of returns subject to a high water mark Minimum Account Size: $100m	4.360%[9]	1.700%

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges Select

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.
8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.
9	The fee shown reflects actual 2013 data provided by the Adviser, of which 0.93% is attributable to the base fee and 3.43% in performance incentive fee.

48	• AB SELECT US LONG/SHORT PORTFOLIO

Absolute Alpha Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Portfolio	Luxembourg Fund	Fee[10]
Select US Long/Short Portfolio	Select Absolute Alpha Portfolio Class A	1.80% plus 20% of the excess return subject to high watermark[11]

	Class I	1.00% plus 20% of the excess return subject to high watermark[11]

Luxembourg fund paid the Adviser 2.89% and 3.00% in incentive fees, in addition to the 1.80% and 1.00% base fee, respectively for each share class.

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the

Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)13 and the Portfolio’s contractual management fee ranking.14

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.
11	During Select Absolute Alpha’s most recent semi-annual period, Class A and Class I shares of the
12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.
13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.
14	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

AB SELECT US LONG/SHORT PORTFOLIO •	49

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[15]	Lipper EG Median (%)	Lipper EG Rank
Select US Long/Short Portfolio	1.700	1.257	13/15

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.16 Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Exp. Ratio (%)[17]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Select US Long/Short Portfolio	2.250	1.890	12/15	1.886	26/31

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

15	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.
16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.
17	Most recently completed fiscal year Class A share total expense ratio.

50	• AB SELECT US LONG/SHORT PORTFOLIO

IV	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was positive during calendar year 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $2,826, $10,031 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $9,037 in net fees from the Portfolio during the Portfolio’s most recently completed fiscal year.

AB SELECT US LONG/SHORT PORTFOLIO •	51

The Portfolio effected brokerage transactions and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.
19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

52	• AB SELECT US LONG/SHORT PORTFOLIO

of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance return and rankings21 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the period ended February 28, 2014.23

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	16.69	13.41	12.63	5/14	10/40

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.
21	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Lipper.
22	The Portfolio’s PG/PU is not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.
23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

AB SELECT US LONG/SHORT PORTFOLIO •	53

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized Volatility (%)	Sharpe (%)	Risk Period (Year)
S elect US L ong/Short Portfolio	16.69	17.47	5.97	2.51	1
S&P 500 Index	25.37	26.81	9.67	2.30	1
Inception Date: December 8, 2011

CONCLUSION:

Based on the factors discussed above, the Senior Officer noted the Portfolio’s lack of breakpoints in its advisory fee schedule as well as the Portfolio’s high advisory fees and total expenses. The Senior Officer recommended that the Directors consider discussing with the Adviser the addition of breakpoints to the Portfolio’s advisory fee schedule and plans to reduce Portfolio’s advisory fee and/or total expenses. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.
25	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.
26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

54	• AB SELECT US LONG/SHORT PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select Retirement Allocation Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB SELECT US LONG/SHORT PORTFOLIO •	55

AB Family of Funds

NOTES

56	• AB SELECT US LONG/SHORT PORTFOLIO

NOTES

AB SELECT US LONG/SHORT PORTFOLIO •	57

NOTES

58	• AB SELECT US LONG/SHORT PORTFOLIO

NOTES

AB SELECT US LONG/SHORT PORTFOLIO •	59

NOTES

60	• AB SELECT US LONG/SHORT PORTFOLIO

AB SELECT US LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SULS-0152-1214

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 23, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 23, 2015